--------------------------------------------------------------------------------







                             LEASE AGREEMENT BETWEEN



                              ADVANCE/GLB I L.L.C.


                                AS LANDLORD, AND



                                DSET CORPORATION,


                                    AS TENANT



                            DATED: DECEMBER 31, 1998







--------------------------------------------------------------------------------

                                  LEASE SUMMARY
                                  -------------

Tenant:                    DSET CORPORATION, a New Jersey corporation

Landlord:                  ADVANCE/GLB I L.L.C., a  Delaware  limited  liability
                           company

Date of this Lease:        December 31, 1998

Premises:                  Tenant's  Rentable Square Feet in the office building
                           commonly  known as  Advance  at  Bridgewater  II, and
                           whose   street   address   is  1160  Route  22  East,
                           Bridgewater, New Jersey. The Premises are outlined on
                           the plan  attached  to the  Lease as  Exhibit  A. The
                                                                 ----------
                           Building is part of an office park located on the Land. The "Premises" includes the right to use the common areas of the Building and the Park.

Building:                  The  office  building  commonly  known as  Advance at
                           Bridgewater  II,  and whose  street  address  is 1160
                           Route 22 East, Bridgewater, New Jersey, including the parking areas servicing the Building, and designated as Unit II in Executive Quarters at Bridgewater, a
                           Condominium, located on Lot 1 in Block 5303.01 on the Tax Map of the Township of Bridgewater.

Land: The land on which the Park is located and described as Lot 1 in Block 5303.01 on the Tax Map of the Township of Bridgewater, New Jersey, as described on Exhibit B.
                           ---------

Park:                      An office park  consisting of the Building,  together
                           with  the  existing  building  known  as  Advance  at
                           Bridgewater   I,  and   Phases   III  and  IV  to  be
                           constructed, as described on Exhibit B.
                                                        ---------
Tenant
Parking Spaces:            190 undesignated spaces

Tenant Visitor
Reserved Spaces:           6 designated spaces

Anticipated
Commencement
Date:                      May 28, 1999

Commencement
Date: The date the Premises are completed and all of the conditions set forth in Section 3(b) have been met, and Tenant has been so notified, less the number of Tenant Delay Days, if any, subject to confirmation and possible amendment pursuant to Section 3(b) and in accordance with Exhibit E.
                                              ---------

Expiration
Date: 5:00 p.m. on the last day of the 123rd full calendar month following the Commencement Date, subject to adjustment and earlier termination as provided in the Lease subject to confirmation and possible amendment pursuant to Section 3(b) and in accordance with Exhibit E.
                           ---------

Term: Approximately ten (10) years and three (3) months, commencing the Commencement Date and ending on the Expiration Date, subject to adjustment and earlier termination as provided in the Lease.

Renewal Term:              One seven-year term in accordance with Exhibit C.
                                                                  ---------

Permitted Use:             General office and  administrative  use and any other
                           lawful purpose in accordance with local code and the character and class of the Building and for no other purposes.

Basic Rent:                Basic Rent (net of the Expense Estimate) shall be the
                           following amounts for the following periods of time:

                           LEASE YEAR                        BASIC RENT
                           ----------                ---------------------------
                           Years 1-3                 $769,691.15 per annum
                                                     $64,140.92 per Lease Month
                                                     ($16.85 per rentable
                                                     square foot)

                           Years 4-6                 $851,456.56 per annum
                                                     $70,954.71 per Lease Month
                                                     ($18.64 per rentable
                                                     square foot)

                           Years 7-10                $939,160.24 per annum
                                                     $78,263.35 per Lease Month
                                                     ($20.56 per rentable
                                                     square foot)

Free Rent:                 $246,380.70 of  the  Basic Rent   payable during  the
                           first twelve  Lease Months,  which Free Rent shall be
                           equally  apportioned  over  the  first  twelve  Lease
                           Months, in accordance with Exhibit M.
                                                      ---------

Construction
Allowance:                 $22.00  per Tenant's Rentable Square Feet paid as set
                           forth in Exhibit D.
                                    ---------

Security Deposit:          None.

Tenant's Rentable
Square Feet:               45,679 rentable  square feet,  consisting  of  14,622
                           rentable square feet on the second floor of the Building and 31,057 rentable square feet on the third floor of the Building.

Rentable Square Feet
in Building:               84,190 rentable square feet.

Tenant's
Proportionate Share:       54.25%,  which is the percentage obtained by dividing
                           (a) Tenant's Rentable Square Feet by (b) the Rentable
                           Square Feet in Building (45,679/84,190).

Expense Estimate:          The  estimate  of  Tenant's  Proportionate  Share  of
                           Operating  Costs,  which   is  initially  $7.00   per
                           Tenant's  Rentable  Square Feet for  the first twelve
                           (12)  Lease  Months of  the Term in  accordance  with
                           Exhibit P.
                           ---------

Interest Rate:             Fifteen percent (15%) per annum.

Tenant's SIC
Number: 8980, as designated in the Standard Industrial Classification manual prepared by the office of the Management and Budget in the Executive Office of the President of the United States.

Tenant's Address:          Prior to Commencement Date:       Following Commencement Date:
                           --------------------------        ---------------------------
                           DSET Corporation                  DSET Corporation
                           1011 U.S. Highway Route 22        1160 U.S. Highway Route 22
                           Suite 100                         Bridgewater, NJ 08807
                           Bridgewater, NJ 08807
                           Attention: Neil Fox               Attention: Neil Fox
                           Telephone: 908/526-7500           Telephone: 908/526-7500
                           Telecopy:   908/704-0801          Telecopy:   908/704-0801

                           With a copy to:                   With a copy to:
                           --------------                    --------------
                           Wolff & Samson                    Wolff & Samson
                           280 Corporate Center              280 Corporate Center
                           5 Becker Farm Road                5 Becker Farm Road
                           Roseland, NJ 07068-1776           Roseland, NJ 07068-1776
                           Attention: Dennis Brodkin, Esq.   Attention: Dennis Brodkin, Esq.


Landlord's Address:        For all Notices:                  With a copy to:
                           ---------------                   --------------
                           Advance/GLB I L.L.C.              Windels, Marx, Davies & Ives
                           c/o The Advance Group, Inc.       120 Albany Street Plaza
                           1545 State Highway 206            New Brunswick, NJ 08901
                           Suite 100                         Attention: Anthony R. Coscia, Esq.
                           Bedminster, NJ 07921              Telephone: 732/846-7600
                           Attention: Peter J. Cocoziello    Telecopy: 732/846-8877
                           Telephone: 908/719-3000
                           Telecopy: 908/719-9444

Landlord's

Mortgagee:                 Wells Fargo Bank, or any subsequent  mortgagee  under
                           any deed of trust, mortgage, or other security instrument, or any ground lease, master lease, or primary lease, that now or hereafter covers all or any part of the Premises.

Broker:                    Jacobson, Goldfarb & Tanzman Company, L.L.C.

Utilities in Tenant's
Name: Tenant Electric is directly metered to the utility company.

The foregoing Lease Summary is incorporated into and made a part of the Lease identified above. If any conflict exists between the Lease Summary and the Lease, then the Lease shall control.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.       DEFINITIONS...........................................................1
         -----------

2.       LEASE GRANT...........................................................1
         -----------

3.       TERM; DELIVERY OF POSSESSION..........................................1
         ----------------------------

4.       RENT..................................................................2
         ----
         (a)  PAYMENT..........................................................2
              -------
         (b)  OPERATING COSTS; TAXES...........................................3

5.       USE...................................................................5
         ---

6.       LANDLORD'S OBLIGATIONS................................................6
         ----------------------
         (a)  SERVICES.........................................................6
              --------
         (b)  ELECTRIC.........................................................6
              --------
         (c)  RESTORATION OF SERVICES; ABATEMENT...............................7
              ----------------------------------

7.       IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE.......................7
         -----------------------------------------------
         (a)  IMPROVEMENTS; ALTERATIONS........................................7
              -------------------------
         (b)  REPAIRS; MAINTENANCE.............................................7
              --------------------
         (c)  PERFORMANCE OF WORK..............................................8
              -------------------
         (d)  CONSTRUCTION LIENS...............................................8
              ------------------

8.       ASSIGNMENT AND SUBLETTING.............................................9
         -------------------------
         (a)  TRANSFERS........................................................9
              ---------
         (b)  CONSENT STANDARDS................................................9
              -----------------
         (c)  REQUEST FOR CONSENT..............................................9
              -------------------
         (d)  CONDITIONS TO CONSENT...........................................10
              ---------------------
         (e)  CANCELLATION....................................................10
              ------------
         (f)  ADDITIONAL COMPENSATION.........................................10
              -----------------------

9.       INSURANCE; WAIVERS OF SUBROGATION; INDEMNITY.........................11
         --------------------------------------------
         (a)  INSURANCE.......................................................11
              ---------
         (b)  WAIVER OF SUBROGATION...........................................12
              ---------------------
         (c)  INDEMNITY.......................................................12
              ---------
         (d)  ................................................................13

10.      SUBORDINATION AND NON-DISTURBANCE; ATTORNMENT; NOTICE TO LANDLORD'S
         -------------------------------------------------------------------
         MORTGATEE............................................................13
         ---------
         (a)  SUBORDINATION AND NON-DISTURBANCE...............................13
              ---------------------------------
         (b)  ATTORNMENT......................................................13
              ----------
         (c)  NOTICE TO LANDLORD'S MORTGAGEE..................................13
              ------------------------------
         (d)  LANDLORD'S MORTGAGEE'S PROTECTION PROVISIONS....................13
              --------------------------------------------

11.      RULES AND REGULATIONS................................................14
         ---------------------

12.      CONDEMNATION.........................................................14
         ------------
         (a)  TOTAL TAKING....................................................14
              ------------
         (b)  PARTIAL TAKING - TENANT'S RIGHTS................................14
              --------------------------------
         (c)  PARTIAL TAKING - LANDLORD'S RIGHTS..............................14
              ----------------------------------
         (d)  AWARD...........................................................15
              -----
         (e)  TRANSFER OF TITLE...............................................15
              -----------------

13.      FIRE OR OTHER CASUALTY...............................................15
         ----------------------
         (a)  REPAIR ESTIMATE.................................................15
              ---------------
         (b)  TENANT'S RIGHTS.................................................15
              ---------------
         (c)  LANDLORD'S RIGHTS...............................................15
              -----------------
         (d)  REPAIR OBLIGATION...............................................15
              -----------------

14.      ENVIRONMENTAL COMPLIANCE.............................................16
         ------------------------

15.      PERSONAL PROPERTY TAXES..............................................18
         -----------------------

16.      DEFAULT..............................................................19
         -------

17.      PAYMENT BY TENANT; NON-WAIVER........................................20
         -----------------------------
         (a)  PAYMENT BY TENANT...............................................20
              -----------------
         (b)  NO WAIVER.......................................................21
              ---------

18.      SURRENDER OF PREMISES................................................21
         ---------------------

19.      HOLDING OVER.........................................................22
         ------------

20.      CERTAIN RIGHTS RESERVED BY LANDLORD..................................22
         -----------------------------------

21.      INTENTIONALLY OMITTED................................................23
         ---------------------

22.      PARKING..............................................................23
         -------

23.      INTENTIONALLY OMITTED................................................23
         ---------------------

24.      MISCELLANEOUS........................................................23
         -------------
         (a)  LANDLORD TRANSFER...............................................23
              -----------------
         (b)  LANDLORD'S LIABILITY............................................23
              --------------------
         (c)  FORCE MAJEURE...................................................23
              -------------
         (d)  BROKERAGE.......................................................23
              ---------
         (e)  ESTOPPEL CERTIFICATES...........................................24
              ---------------------
         (f)  NOTICES.........................................................24
              -------
         (g)  SEPARABILITY....................................................24
              ------------
         (h)  AMENDMENTS AND BINDING EFFECT...................................24
              -----------------------------

         (i)  QUIET ENJOYMENT.................................................24
              ---------------
         (j)  NO MERGER.......................................................24
              ---------
         (k)  NO OFFER........................................................25
              --------
         (l)  ENTIRE AGREEMENT................................................25
              ----------------
         (m)  WAIVER OF JURY TRIAL............................................25
              --------------------
         (n)  GOVERNING LAW...................................................25
              -------------
         (o)  JOINT AND SEVERAL LIABILITY.....................................25
              ---------------------------
         (p)  FINANCIAL REPORTS...............................................25
              -----------------
         (q)  INTENTIONALLY OMITTED...........................................25
              ---------------------
         (r)  TELECOMMUNICATIONS..............................................25
              ------------------
         (s)  INTENTIONALLY OMITTED...........................................25
              ---------------------
         (t)  EXHIBITS........................................................25
              --------
         (u)  DEFINITIONS.....................................................26
              -----------

25.      OTHER PROVISIONS.....................................................26
         ----------------

                  LIST OF EXHIBITS
                  ----------------
                  Exhibit A -      Plan of Premises
                  Exhibit B -      Site Plan (including  designation  of  Tenant
                                   Visitor Reserved Spaces)
                  Exhibit C -      Renewal Option
                  Exhibit D -      Tenant Work Letter
                  Exhibit D-1 -    Standard Tenant Improvements
                  Exhibit E -      Amendment No. 1 - Commencement Date Agreement
                  Exhibit G -      Cleaning Specifications
                  Exhibit H -      Rules and Regulations
                  Exhibit I -      Form of Tenant Estoppel Certificate
                  Exhibit K -      Right of First Offer
                  Exhibit M -      Rent Abatement Provision
                  Exhibit O -      Signage
                  Exhibit P -      Operating Cost Estimate
                  Exhibit Q-       Operating Cost Exclusions
                  Exhibit R-       Landlord's Insurance

                                      LEASE


     THIS LEASE  AGREEMENT (this "LEASE") is entered into as of the Date of this
                                  -----
Lease,  ADVANCE/GLB I L.L.C., a Delaware limited liability company ("LANDLORD"),
                                                                     --------
and DSET CORPORATION, a New Jersey corporation ("TENANT").
                                                 ------

     1.   DEFINITIONS.  The  Lease Summary is  incorporated herein  by reference
          -----------
for all purposes. All other terms shall have the meanings set forth herein.

     2.   LEASE GRANT. Subject  to the  terms of this Lease,  Landlord leases to
          -----------
Tenant, and Tenant leases from Landlord, the Premises for the Term, and hereby grants to Tenant the non-exclusive right to use the common areas designated on the plan attached as Exhibit B hereto.
                     ---------

     3.   TERM; DELIVERY OF POSSESSION.
          ----------------------------

          (a) The Term of this Lease shall commence on the Commencement Date and end on the Expiration Date unless the Term shall sooner or later cease and terminate as provided for under the specific terms of this Lease.

          (b) Landlord agrees to provide the Work (as such term is defined in Exhibit D annexed hereto and made a part hereof) in accordance with the
   ---------
terms,  conditions and provisions of Exhibit D. Tenant shall occupy the Premises
                                     ---------
as soon as the Premises shall be deemed completed for Tenant's occupancy and the Anticipated Commencement Date shall have occurred (but not prior to such date without the express written consent of Landlord). The Premises shall be deemed completed on the date that: (1) a certificate of occupancy (temporary or final) for the Premises for the Permitted Use has been issued to the Landlord by the appropriate governmental authority; (2) the Building exterior main lobby and all public areas are installed, furnished and in operating condition; and (3) the Work shall have been completed, other than (A) minor or insubstantial details of construction, mechanical adjustment or decoration, the non-completion of which do not materially interfere with Tenant's intended use of the Premises (the "PUNCH LIST ITEMS"), as certified by Landlord's architect, and (B) any part of
 ----------------
the Work which is not completed due to a delay in performance of the Work described in Paragraph 4 of Exhibit D. If a temporary certificate of occupancy
                            ---------
is obtained, Landlord covenants to obtain a final certificate of occupancy, at its sole cost and expense, within the required time period set forth in any temporary certificate of occupancy. In the event, however, a certificate of occupancy cannot be furnished until any fixture work to be performed by Tenant ("TENANT'S WORK") is complete, then, in such event, this condition shall not
  --------------
accrue until any such Tenant's Work is complete; provided, however, if a certificate of occupancy is not subsequently issued because of any defects in the Work or resulting from conditions unrelated to Tenant's Work, Landlord shall be responsible for making any and all repairs necessary for the issuance of the certificate of occupancy. If the Premises are not deemed completed by the Anticipated Commencement Date, Landlord shall not be in default hereunder or be liable for damages therefor; provided, however, that if the Premises are not deemed completed on or before July 16, 1999, as such date may be extended by any Tenant Delay Days and any delays caused by force majeure (the "DELAY DATE"),
                                                                  -----------
Tenant shall receive a sum equal to one (1) day's Basic Rent for each day commencing on the Delay Date and continuing until the Premises are deemed completed pursuant to the terms of this Lease. Such sum shall be paid by Landlord within twenty (20) days after the date the Premises are deemed completed. Notwithstanding the foregoing, if the Premises are not deemed completed on or before October 1, 1999, as such date may be extended by any Tenant Delay Days and any delays caused by force majeure, Tenant may terminate this Lease on not less than ten (10) days' written notice to Landlord, without liability. Landlord and Tenant shall execute within fifteen (15) days after the date the Premises are deemed completed for Tenant's occupancy, an amendment substantially in the form of Exhibit E hereto.
                                                             ----------
Notwithstanding the foregoing, Tenant, together with its agents, contractors, workmen, mechanics and suppliers, may enter the Premises, upon Landlord's prior written consent, during the four (4) week period prior to the Commencement Date to perform any of Tenant's Work and to perform such other activities as it deems reasonably necessary to prepare same for the conduct of its business at the Premises, provided that such entrance onto the Premises shall not interfere with or delay Landlord's completion of the Work and shall otherwise be completed in compliance with the terms of this Lease. Tenant shall give Landlord at least twenty-four (24) hours notice prior notice of its intention to enter the Premises. Such early access shall be coordinated with Landlord so as to facilitate the completion of the Premises on a timely basis.

          (c) Within thirty (30) days after the Commencement Date, Tenant shall give Landlord notice specifying in reasonable detail the respects in which the Premises are not in satisfactory condition in its reasonable determination, including any Punch List Items and Landlord shall correct said conditions and Punch List Items within thirty (30) days thereafter or such reasonable time as required.

          (d)  Landlord  shall  assign  and  deliver  to  Tenant  any  and   all
warranties for any item of the Work received by Landlord from any of its contractors or suppliers, including a one-year warranty provided by Landlord's construction manager.

     4.   RENT.
          ----

          (a)  PAYMENT.  Subject to  the Free Rent  applied in  accordance  with
               -------
Exhibit M,  commencing  on the  Commencement  Date,  Tenant  shall timely pay to
---------
Landlord all Basic Rent and  Additional  Rent  (collectively,  "RENT"),  without
                                                                ----
deduction or set-off, except as otherwise specifically provided herein, at Landlord's Address or as otherwise specified by Landlord. Basic Rent, adjusted as herein provided, and Tenant's Proportionate Share of Operating Expenses (in accordance with Section 4(b)), shall be payable monthly in advance. The first monthly installment of Basic Rent and Tenant's Proportionate Share of Operating Costs shall be payable contemporaneously with the execution of this Lease; thereafter, Basic Rent and Tenant's Proportionate Share of Operating Costs shall be payable on the first day of each month beginning on the first day of the second full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall be prorated based on a 365 day year. Tenant shall pay all other sums that Tenant may owe to Landlord or otherwise be required to pay under this Lease other than Basic Rent ("ADDITIONAL RENT")
                                                              ----------------
within twenty (20) days following Tenant's receipt of an invoice setting forth the sums that are due; provided, however, that the parties acknowledge that Tenant shall pay Tenant's Electric and Tenant's Proportionate Share of Operating Costs in accordance with Section 4(b) hereof. If Landlord, at any time or times, shall accept Rent after the same shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any of Landlord's rights hereunder.

          (b)  OPERATING COSTS; TAXES.
               ----------------------

               (1) Tenant shall pay an amount equal to Tenant's Proportionate Share of Operating Costs. Landlord shall make a good faith estimate of Tenant's Proportionate Share of Operating Costs for any calendar year or part thereof during the Term, and Tenant shall pay to Landlord, on the Commencement Date and on the first day of each calendar month thereafter, in advance, an amount equal to Tenant's Proportionate Share of Operating Costs for such calendar year or part thereof divided by the number of months therein. Initially, Tenant shall pay Landlord $7.00 per Tenant's Rentable Square Feet per annum as the Expense Estimate. From time to time (but not more than one time each year), Landlord may re-calculate the Expense Estimate and deliver a copy of the re-calculation to Tenant. Thereafter, the monthly installments of Tenant's Proportionate Share of Operating Costs shall be appropriately adjusted in accordance with the Expense Estimate so that, by the end of the calendar year in question, Tenant shall have paid all of Tenant's Proportionate Share of Operating Costs as calculated by Landlord. Any amounts paid based on the Expense Estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

               "OPERATING  COSTS" shall  include  all  reasonable  and customary
                ----------------
     expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the Building, determined in accordance with sound accounting principles consistently applied, including the following costs: (1) wages and salaries (including management fees) of all employees engaged in the operation, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto, provided that any increase in management fees, during any calendar year, shall not be greater than the increase in the Price Index during such calendar year; (2) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building; (3) costs for improvements made to the Building which, although capital in nature, are expected to reduce the normal operating costs (including all utility costs) of the Building, as well as capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in accordance with GAAP (hereinafter defined); (4) cost of all utilities, except the cost of utilities separately billed or metered to any tenants in the Building;
     (5) insurance expenses; (6) repairs, replacements, and general maintenance of the Building, including roof repairs; (7) service or maintenance contracts with contractors for the operation, maintenance, repair, replacement, or security of the Building (including alarm service, window cleaning, elevator maintenance, landscaping, snow removal, parking lot maintenance and refuse collection); (8) 32% of all expenses and disbursements that Landlord incurs in connection with the ownership, operation and maintenance of the Park; (9) Taxes; and (10) any other expenses noted on Exhibit P.
                       ---------

               Operating Costs shall not include costs for (i) capital improvements made to the Building or the Park, including building structure, foundations, roof deck, and any expansion of the Building, its systems or parking lot, or any other expenses normally capitalized by GAAP (hereinafter defined) but not including capital improvements described in the previous paragraph of the Lease and items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or condemnation or by Tenant or other third parties; (iii) interest, amortization, principal payments or other payments on loans or underlying leases made to Landlord; (iv) depreciation; (v) leasing commissions (or fee in lieu of a commission) or other costs incurred in procuring tenants; (vi) legal expenses for services, other than those that benefit the Building tenants generally (e.g., tax disputes);
     (vii) renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (viii) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building; and
     (ix) those items  noted on Exhibit Q.  Further,  Operating  Costs shall not
                                ---------
     include and/or shall be reduced by the amounts of any reimbursement, refund or credit received or receivable by Landlord with respect to any item of Operating Costs. If any such reimbursement, refund or credit is received or receivable in a later year, it shall be applied against the Operating Costs for such later year; provided, however, that, if the Term has expired, Tenant's share of such reimbursement shall be promptly refunded by Landlord to Tenant upon Landlord's receipt of same.

               "TAXES"  shall mean taxes,  assessments, and governmental charges
                -----
     whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building (or its operation), excluding, however, penalties and interest thereon, federal and state taxes on income and tax on rents or rentals, excess profits or revenue tax, excise tax or inheritance tax, gift tax, gains tax, franchise tax, corporation tax, capital levy transfer, estate, succession or other similar tax or charge that may be payable by or chargeable to Landlord under any present or future laws (provided, however, that if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof). Taxes shall include the actual, out-of-pocket costs of consultants retained in an effort to lower taxes and all actual, reasonable out-of-pocket costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Building. For property tax purposes, Tenant waives all rights to protest or appeal the appraised value of the Premises, as well as the Building, and all rights to receive notices of reappraisement. Notwithstanding the foregoing, Tenant may request, at any time during the Term (but not more than one time during each twelve (12) Lease Month period) that Landlord appeal the appraised value of the Building. In the event Landlord prosecutes such tax appeal based upon Tenant's request, and the tax appeal is unsuccessful, Tenant shall pay Landlord its reasonable out-of-pocket costs associated with the tax appeal (including reasonable attorneys' fees) as Additional Rent and such costs shall not be included as an Operating Cost; if the tax appeal is successful, the costs thereof shall be included as an Operating Cost as indicated above. In no event shall Tenant's right to request the filing of a tax appeal grant Tenant any other rights relating to such appeal. If Landlord shall receive a reduction or refund in connection with such tax appeal which relates to any year for which Tenant has paid Tenant's Proportionate Share of Operating Costs, the amount of such reduction or refund shall be subtracted from Taxes payable or paid by Landlord for such year and proper reimbursement shall be made by Landlord to Tenant promptly after Landlord receives or is credited with such refund or reduction. Landlord may deduct from the total refund to Tenant any reasonable attorneys' fees and other reasonable expenses incurred by Landlord in connection therewith.

               (2) By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs for the previous year (the "OPERATING COSTS STATEMENT"). If the
                                          ---------------------------
     Operating Costs Statement reveals that Tenant paid more than Tenant's Proportionate Share of Operating Costs for the year for which such statement was prepared, then Landlord shall promptly credit or reimburse Tenant for such excess; likewise, if Tenant paid less than Tenant's Proportionate Share of Operating Costs actually due, then Tenant shall promptly pay Landlord such deficiency.

               (3) Tenant shall have the right to audit the books and records of Landlord with respect to Operating Costs (but not more than one time each year) upon ten (10) days advance, written notice by Tenant to Landlord; provided such audit shall take place during normal business hours at Landlord's office. If the results of the audit show an overcharge to Tenant of more than seven percent (7%) of the actual amount owed by Tenant, then Landlord shall pay the reasonable out-of-pocket costs of such audit; in any event Landlord shall credit or refund to Tenant any overcharge of items discovered by the audit within thirty (30) days of completion of such audit. In the event such audit discloses an undercharge of such items as billed to Tenant, Tenant shall pay Landlord the amount of such undercharge within thirty (30) days of completion of such audit.

          (c) All past due payments of Rent shall bear interest from the date due until paid at the Interest Rate; provided however that Landlord shall provide Tenant with two (2) late notices in any twelve (12) Lease Month period in which event Tenant shall not be obligated to pay such additional charges unless Tenant fails to pay such sums within ten (10) days of Landlord's notice. In no event, however, shall the charges permitted under this Lease, to the extent they are considered to be interest under applicable federal, state, and local laws, rules and regulations, all court orders, governmental directives, and governmental orders, and all restrictive covenants affecting the Premises ("LAWS"), exceed the maximum lawful rate of interest.
  ----

     5.   USE.
          ---

          (a) Tenant shall occupy and use the Premises only for the Permitted Use and shall comply, at its sole cost, with all Laws relating to the specific manner of its use, condition and occupancy of the Premises. Tenant may use the Premises twenty-four hours per day, seven days per week. Notwithstanding the foregoing, it is understood and agreed that Landlord shall be responsible for the cost of compliance with any building code requirements which are applicable generally to the Building and not the result of Tenant's specific use of the Premises and such costs shall not be included as Operating Costs. Tenant shall not be responsible to comply with any legal requirements relating to the structure of the Building or relating to conditions or repair which are the responsibility of the Landlord under this Lease. Landlord hereby represents and warrants that on the Commencement Date, the Premises and the common areas of the Building, the Land and the Park are in full compliance with all applicable laws, ordinances and regulations of all federal, county and municipal authorities, including the Americans With Disabilities Act, any regulations promulgated thereunder and any similar Laws.

          (b) If, because of Tenant's or a Tenant Party's acts, the rate of insurance on the Building or its contents increases, Tenant shall pay to Landlord the amount of such increase, as Additional Rent, and acceptance of such payment shall not waive any of Landlord's other rights. Tenant shall conduct its business and control any assignees or subtenants claiming by, through, or under Tenant or any of their respective agents, contractors, employees and invitees (each a "TENANT PARTY") so as not to create any nuisance or unreasonably
          -------------
interfere with other tenants or Landlord in its management of the Building.

     6.   LANDLORD'S OBLIGATIONS.
          ----------------------

          (a)  SERVICES.  Landlord  shall furnish  to Tenant (1) water  at those
               --------
points of supply to the Premises and as provided for general use of tenants of the Building; as appropriate, at such reasonable temperatures and in such reasonable amounts as are standard for comparable first class office buildings in the vicinity of the Building; (2) heating, ventilation and refrigerated air conditioning system ("HVAC"), as appropriate, at such temperatures and in such
                      ----
amounts as are standard for a comparable first class office building to keep same reasonably comfortable; (3) janitorial service, in accordance with the Cleaning Specifications attached as Exhibit G; (4) elevators for ingress and
                                      ---------
egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of operating elevators during non-Business Hours and holidays; (5) snow and ice removal for the parking area, sidewalks and driveways of the Building; and (6) electrical current during Business Hours for equipment that does not require more than 220 volts and light and floor power pursuant to Exhibit H. Landlord shall maintain
                                             ---------
the common areas of the Building and the Park in reasonably good order and condition, except for damage caused by Tenant or a Tenant Party. Landlord shall make any such repairs, installations and/or alterations of common facilities with due diligence and due care in a good and workmanlike manner and in compliance with all Laws and in making such repairs shall not unreasonably interfere with Tenant's enjoyment and use of the Premises and the Building.
Landlord shall promptly restore any damage to any portion of the Premises resulting therefrom, including, but not limited to those caused by any act or omission of Landlord, its agents, servants, employees or contractors (each a "LANDLORD PARTY").
 --------------

          (b)  ELECTRIC. Landlord  shall arrange  to obtain  electric  energy to
               --------
service the fixtures located within the Premises, at Tenant's sole cost, directly from the public utility company furnishing electric service to the Building; provided, however, that Landlord shall pay certain costs associated therewith in accordance with Exhibit D and Tenant shall pay all charges as
                                 ---------
measured thereby. Such electric energy shall be furnished to Tenant by means of the existing Building panel boards, feeders, risers, wiring and other conductors and equipment. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 220 volts or otherwise exceeding Building capacity without the prior written consent of Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's reasonable cost, if, in Landlord's reasonable judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord, following notice to Tenant and Tenant's failure to remove such machines or equipment within five (5) business days of such notice, may install supplemental air conditioning units or other supplemental equipment in the Premises, and the reasonable cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord as Additional Rent.

          (c)  RESTORATION   OF   SERVICES;  ABATEMENT.   Landlord   shall   use
               ---------------------------------------
reasonable efforts to restore any service required of it that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages (including consequential damages) caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or entitle Tenant to any abatement of Tenant's obligations hereunder except as hereinafter provided. In the event that the services required to be provided by Landlord pursuant to Section 6(a) hereof (the "SERVICES") are interrupted or suspended,
                                       --------
and the interruption or suspension (1) has not resulted from the act or omission of Tenant or a Tenant Party and (2) prevents Tenant from conducting its normal business operations at the Premises, Tenant shall be entitled to an abatement of Basic Rent commencing on the tenth (10th) consecutive business day of the interruption or suspension. The abatement shall end on the date the Services are restored.

     7.   IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE.
          -----------------------------------------------

          (a)  IMPROVEMENTS;  ALTERATIONS.  Improvements  or alterations to  the
               --------------------------
Premises shall be installed and/or made at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and reasonably approved in writing by Landlord. Improvements or alterations in or to the Premises which shall cost less than $50,000.00 in the aggregate and which do not affect the Building's structure or its HVAC, plumbing, electrical, or mechanical systems, may be made without Landlord's prior written consent. All other improvements or alterations may only be made with Landlord's consent, which shall not be unreasonably withheld or delayed, however, Landlord may withhold its consent, in its sole discretion, to any alteration or addition that would adversely affect the Building's structure or its HVAC, plumbing, electrical, or mechanical systems. Except as otherwise provided herein, all alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws; Landlord's approval of the plans and specifications therefor shall not be a representation by Landlord that such alterations, additions, or improvements comply with any Law.

          (b)  REPAIRS; MAINTENANCE.
               --------------------

               (1) Tenant shall, at its sole cost, maintain the Premises in a clean, safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises, including damage to any painted walls, carpeting, and ceiling tiles. In addition, Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building and/or the Park caused by Tenant or a Tenant Party. If Tenant fails to make such repairs or replacements within fifteen
     (15) days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 7(b)(1) shall be paid by Tenant to Landlord as Additional Rent.

               (2) Landlord shall make, at Landlord's sole expense, all structural repairs and replacements except as specified herein and shall maintain in good order, condition and repair the Building, the Park and all other portions of the Premises not the obligation of Tenant or of any other tenant in the Building, including but not limited to the foundations, slab, outer walls, the roof deck, exterior walls, and all structural components of the Building.

          Landlord shall maintain the common areas of the Building in good condition and repair in a manner consistent with comparable first class office buildings in Somerset County, New Jersey.

          (c)  PERFORMANCE OF WORK.  Except as specifically  set forth herein to
               -------------------
the contrary, all work described in this Section 7 shall be performed only by Landlord, a Landlord Party or by contractors and subcontractors reasonably approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such reasonable and customary risks, in such reasonable and customary amounts, on such terms as Landlord may reasonably require. All such work shall be performed in accordance with all Laws, all reasonable requirements established by Landlord, and in a good and workmanlike manner so as not to damage the Building (including the Premises, the structural elements, and the plumbing, electrical lines, or other utility transmission facility). All such work which may affect the Building's HVAC, electrical, plumbing, other mechanical systems, or structural elements must be reasonably approved in writing by Landlord and, if required by Landlord, by the Building's engineer of record, at Tenant's expense and, at Landlord's election, such work must be performed by Landlord's usual contractor for work of such type.

          (d)  CONSTRUCTION  LIENS.  Unless  otherwise  provided   by  Law,  any
               -------------------
contract(s) executed by Tenant for alterations, additions or improvements to the Premises which Landlord permits Tenant to do pursuant to this Section 7, whether in the nature of erection, construction, alteration or repair, shall not be deemed to have been authorized by Landlord merely by reason of any consent given by Landlord to Tenant to improve the Premises unless Landlord specifically reviews such contract(s) and consents in writing to such contract(s). Landlord, in granting its consent to Tenant for any such alterations, additions or improvements to the Premises, shall have no obligation to authorize in writing any contract(s) executed by Tenant for such work, it being the intention of the parties that to the extent permitted by the New Jersey Construction Lien Law, N.J.S.A. 2A:44A-1 et seq. (the "CONSTRUCTION LIEN LAW") any liens by any
                    ------          -----------------------
contractor, subcontractor or supplier who provides work, services, material or equipment to Tenant pursuant to such contract(s) shall attach only to the leasehold interest of Tenant. Tenant shall pay promptly all persons furnishing work, equipment, services or materials with respect to any work performed by Tenant or its contractor on or about the Premises. In the event any construction or other liens or any other notices of claim, including, without limitation any Notice of Unpaid Balance and Right to File Lien ("LIEN"), shall at any time be
                                                   ----
filed against the Premises, the Building and/or the Park pursuant to the Construction Lien Law by reason of work, services, equipment or materials performed or furnished to Tenant or to anyone holding the Premises through or under Tenant, Tenant shall, after being notified thereof, promptly notify Landlord of the same and shall cause the same to be discharged by paying the claimant and obtaining a discharge or by filing a surety bond or making a deposit of funds with the Clerk of the Superior Court of New Jersey as provided in N.J.S.A. 2A:44A-31. If Tenant shall fail to cause such lien to be so discharged in compliance with all the provisions of the Construction Lien Law within ten (10) business days after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may discharge the same by paying the amount claimed to be due and the amount so paid by Landlord together with interest thereon at the Interest Rate and all costs and expenses, including reasonable attorneys' fees incurred by Landlord in procuring the discharge of such lien, shall be due and payable by Tenant to the Landlord as Additional Rent on the first day of the next following month, or may, at the Landlord's election, be subtracted from any sums owing to Tenant. All materialmen, contractors, artisans, mechanics, laborers, and any other persons now or hereafter contracting with Tenant or any contractor or subcontractor of Tenant for the furnishing of any labor services, materials, supplies, or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Term, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing contained herein shall be deemed as the consent by Landlord to any liens being placed upon the Premises, the Building or the Park due to any work performed by or for Tenant.

     8.   ASSIGNMENT AND SUBLETTING.
          -------------------------

          (a)  TRANSFERS.  Tenant shall not,  without the prior  written consent
               ---------
of Landlord: (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (each, a "TRANSFER").
                                    --------

          (b)  CONSENT STANDARDS.   Landlord  shall  not  unreasonably  withhold
               -----------------
its consent to any assignment or subletting of the Premises, provided that the proposed transferee (1) is sufficiently creditworthy to meet its obligation pursuant to this Lease, (2) will use the Premises for the Permitted Use and will not use the Premises in any manner that conflicts with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenant of the Building, (3) is not a governmental entity, or subdivision or agency thereof, and (4) is not a person or entity with whom Landlord is negotiating to lease space; otherwise, Landlord may withhold its consent in its sole discretion.

          (c)  REQUEST FOR CONSENT. If  Tenant  requests Landlord's consent to a
               -------------------
Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness; and such other documentation and information Landlord reasonably requests. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee to defray Landlord's actual, out-of-pocket, reasonable expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its actual, out-of-pocket reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer.

          (d)  CONDITIONS TO CONSENT.  If   Landlord  consents  to   a  proposed
               ---------------------
Transfer which involves as assignment of this Lease, then the proposed assignee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder as of the effective date of the assignment. Except as provided below, no Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

          (e)  CANCELLATION.  Landlord   may,  within  thirty  (30)  days  after
               ------------
submission of Tenant's written request for Landlord's consent to an assignment or subletting, or cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. Notwithstanding the foregoing, in the event that at the time of such proposed sublet or assignment the Premises consist of at least 42,095 rentable square feet, the provisions of this Section 8(e) shall not be effective.

          (f)  ADDITIONAL   COMPENSATION.  Tenant   shall   pay   to   Landlord,
               -------------------------
immediately upon receipt thereof, fifty percent (50%) of the excess of (1) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., tenant improvements, reasonable legal fees and brokerage commissions) over (2) the Rent allocable to the portion of the Premises covered thereby.

          (g) In addition, Tenant shall have the right, without Landlord's prior consent, to assign this Lease or sublet the Premises: (1) To any business entity which, at the time of such assignment or sublease, which owns a majority interest of Tenant, in which Tenant owns a majority interest, or which is controlled by an entity that owns a majority interest in Tenant; (2) To any business entity which succeeds Tenant as a result of a merger, consolidation or reorganization of Tenant; (3) To any entity which purchases substantially all of the assets of Tenant at the Premises; or (4) To an entity which either (A) subleases a portion of the Premises for a term of eighteen (18) months or less in any one instance with no right of renewal or (B) subleases any portion of the Premises not exceeding a total of 8,000 rentable square feet for a term of any duration (not to exceed any remaining amount of time in the Term) (all of the foregoing under (1), (2) or (3) shall hereinafter be referred to as "RELATED
                                                                         -------
PARTY  ASSIGNMENTS";   Related  Party  Assignments,   together  with  (4)  shall
------------------
hereinafter be referred to as "BUSINESS  ASSIGNMENTS").  In connection  with any
                               ---------------------
Business Assignment, Landlord shall not have the right of cancellation pursuant to Section 8(e), nor shall Landlord receive any compensation pursuant to Section 8(f) on account of for any Related Party Assignment.

     9.   INSURANCE; WAIVERS OF SUBROGATION; INDEMNITY.
          --------------------------------------------

          (a)  INSURANCE.  Tenant shall maintain  throughout the Term the
               ---------
following insurance policies (the "POLICIES"):
                                   --------

               (1) Commercial general liability insurance on an occurrence form, including blanket contractual liability sufficient to cover Tenant's indemnity obligations hereunder, insuring against any and all liability of Tenant or claims of liability of Tenant arising out of, occasioned by or resulting from any accident or otherwise resulting in or about the Premises in such amounts as are usually carried by entities leasing properties similar to the Premises, but in any event with a combined single limit of not less than $2,000,000.00 for bodily injury and property damage with respect to any one occurrence, which amount shall be increased from time to time to reflect what a reasonably prudent person or entity leasing property similar to the Premises would carry, together with excess/umbrella liability insurance on a "follow form" basis with minimum limits of $3,000,000.00. The commercial general liability policy must include the standard coverages of premises/operations and products/completed operations;

               (2) Loss or damage by perils customarily included under standard "all risk" policies, covering all perils and contingencies as may be required by the Landlord, including a replacement cost endorsement insuring eighty percent (80%) of the replacement cost of the Tenant's property, fixtures and improvements, and other property (including property of others) in the Premises;

               (3) For any period during which construction is being performed on the Premises by Tenant, "builder's all risk" coverage policy of fire and hazard insurance (completed value non-reporting form) with respect to the Premises, including vandalism and malicious mischief, in an amount not less than the full replacement cost of the improvements which are the subject of construction, which insurance policy shall contain a replacement cost endorsement. This policy must name Landlord and The Advance Group as additional insured;

               (4) Worker's compensation insurance to the full extent required by New Jersey state law for all employees of the Tenant engaged in any work on or about the Premises with minimum employer's liability limits in accordance with Law;

               (5)  Business interruption  insurance  in an  amount equal to six
     (6) months' loss of gross earnings and the extra expense that could result from the cessation of the business conducted by the Tenant at the Premises;

               (6) Automobile liability insurance with a combined single limit of $1,000,000.00 covering all owned, non-owned and hired vehicles; and

               (7) Insurance against such other hazards as may be reasonably required by the Landlord from time to time and as are customarily insured against by similar type tenants with respect to similar leased properties.

Copies of certificates with respect to all Policies, together with evidence of payment of the premium must be furnished to Landlord prior to the Anticipated Commencement Date. If unavailable at such time, Policies may be evidenced by a certificate of insurance, together with a copy of the declarations page. Any Policy providing general liability coverage shall be written and endorsed so as to name Landlord and The Advance Group as an additional insured, as their interests may appear. With respect to Tenant's use and occupancy of the Premises, Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's Policy. Each Policy shall be written by insurance companies authorized or licensed to do business in the State of New Jersey having an A.M. Best Company, Inc. rating of A or higher and a financial size category of VIII or higher, and shall be on such forms and written by such companies as shall be reasonably approved by Landlord. Such insurance coverage may be effected under overall blanket or excess coverage policies of Tenant, except as to general liability insurance, which may be effected under combined single limit. Each Policy shall be written or endorsed so as to provide for commercially reasonable deductibles, although Tenant agrees to indemnify Landlord for claims beginning with the first dollar whenever a deductible applies to a claim requiring Tenant's indemnification. Each Policy shall contain a provision to the effect that such policy shall not lapse or be terminated, canceled, materially altered or in any way limited in coverage or reduced in amount unless Landlord is notified in writing at least thirty (30) days prior to such lapse, termination, cancellation, alteration, limitation or reduction. Tenant shall pay the premiums for such insurance as the same shall become due and payable. Not later than thirty (30) days prior to the expiration date of any Policy, Tenant shall deliver to Landlord replacement certificates of such Policy.

          (b)  WAIVER OF SUBROGATION.  Tenant and Landlord each waive any  claim
               ---------------------
it might have against the other for any injury to or death of any person or damage to or theft, destruction, loss, or loss of use of any property in connection with this Lease or the Premises (each, a "LOSS"), to the extent the
                                                      ----
other party is insured against under any insurance policy required under the terms hereof (inclusive of any self-insurance and/or deductible amounts), REGARDLESS OF WHETHER THE NEGLIGENCE OF SUCH PARTY CAUSED THE LOSS. Tenant and Landlord shall each cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other.

          (c)  INDEMNITY.  Subject   to  Section  9(a),  Tenant  shall   defend,
               ---------
indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys' fees) arising from (1) Tenant's use and occupancy of the Premises, or any work, activity or thing done, allowed or suffered by Tenant in, on or about the Premises, the Building or the Park, or (2) any breach or default by Tenant of any of Tenant's obligations under this Lease, and/or (3) any act or omission of Tenant or any Tenant Party. Landlord shall defend, indemnify, and hold harmless Tenant and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys' fees) arising from (1) any work, activity or thing done, allowed or suffered by Landlord in, on or about the Premises, the Building and/or the Park (other than acts or omissions of Tenant or a Tenant Party), and/or (2) any breach or default by Landlord of any of Landlord's obligations under this Lease. This indemnity provision shall survive termination or expiration of this Lease. If any proceeding is filed for which indemnity is required hereunder, the indemnifying party agrees, upon request therefore, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

          (d)  LANDLORD'S INSURANCE.  Landlord  shall  maintain  throughout  the
               --------------------
Term insurance policies in accordance with the insurance certificate attached hereto as Exhibit R.
          ---------

     10.  SUBORDINATION AND  NON-DISTURBANCE;  ATTORNMENT; NOTICE TO  LANDLORD'S
          ----------------------------------------------------------------------
MORTGAGEE.
---------

          (a)  SUBORDINATION   AND   NON-DISTURBANCE.   This  Lease   shall   be
               -------------------------------------
subordinate to any mortgage or other security instrument, or any ground lease, master lease, or primary lease, that now or hereafter covers all or any part of the Premises, and also to all renewals, modifications, consolidations and extensions of such underlying mortgage, security instrument, ground lease, master lease or primary lease. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant shall, nevertheless, execute and deliver such further reasonable instruments confirming such subordination as may be desired by Landlord's Mortgagee or by a lessor, licensor or party to any agreement under any such underlying ground lease, master lease, or primary lease provided, however, that, as a condition thereto, Landlord shall obtain for Tenant a non-disturbance agreement in form reasonably acceptable to Tenant from Landlord's Mortgagee which shall provide that, so long as Tenant is not in default under the terms this Lease beyond applicable grace periods, Landlord's Mortgagee shall not disturb Tenant's rights under this Lease. Landlord agrees that the effectiveness of this Lease shall be conditioned upon Landlord's delivery to Tenant of the initial subordination and non-disturbance agreement in accordance with the terms hereof on or before January 31, 1999. Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, master lease, or primary lease or other interest in the Premises by so notifying Tenant in writing.

          (b)  ATTORNMENT.  Tenant  shall attorn  to  any  party  succeeding  to
               ----------
Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such reasonable agreements confirming such attornment as such party may reasonably request.

          (c)  NOTICE TO LANDLORD'S MORTGAGEE.  Tenant shall not seek to enforce
               ------------------------------
any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

          (d)  LANDLORD'S  MORTGAGEE'S  PROTECTION   PROVISIONS.   If Landlord's
               ------------------------------------------------
Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord except to the extent such act or omission constitutes a Landlord Default which is continuing); (2) except to the extent received by Landlord's Mortgagee, bound by any Rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such Rent shall remain due and owing, notwithstanding such advance payment; (3) except to the extent received by Landlord's Mortgagee, bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or material modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee; and (5) subject to the offset rights and defenses, which Tenant might have against any prior lessor (including Landlord) except for those offset right and defenses which are expressly provided in this Lease. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

     11.  RULES  AND  REGULATIONS.  Tenant  shall  comply  with  the  rules  and
          -----------------------
regulations  of the Building  which are attached  hereto as Exhibit H; provided,
                                                            ---------
however, that to the extent any rule and/or regulation conflicts with the terms of this Lease, the terms of this Lease shall control. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building, the Park and related facilities, provided that such changes are applicable to all tenants of the Building and will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by itself and each Tenant Party. Provided, however, that with respect to any new rules and regulations promulgated by Landlord, Tenant shall receive at least ten (10) days written notice thereof; such Rules and regulations shall be uniformly applied to all tenants in the Building, shall not be arbitrarily applied to Tenant, and shall not materially increase Tenant's obligations or materially decrease Landlord's obligations pursuant to the Lease.

     12.  CONDEMNATION.
          ------------

          (a)  TOTAL TAKING.  If  an  acquisition by  right of eminent domain or
               ------------
conveyance  in lieu  thereof  (a  "TAKING")  occurs  with  respect to the entire
                                   ------
Building or the entire Premises, this Lease shall terminate as of the date of the Taking, and Rent shall be prorated as of such date.

          (b)  PARTIAL TAKING  -  TENANT'S  RIGHTS.  If any part of the Building
               -----------------------------------
or the Park becomes subject to a Taking and such Taking materially prevents Tenant from conducting its business in the Premises for a period of more than ninety (90) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the expiration of such ninety (90) day period, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking as of the date of the Taking.

          (c)  PARTIAL  TAKING -  LANDLORD'S  RIGHTS.  If at least fifty percent
               -------------------------------------
(50%) of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to a Landlord's Mortgagee, and sufficient proceeds do not remain to reconstitute the Building to an architectural whole, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within thirty (30) days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of
Section 12(b).

          (d)  AWARD.  If  any Taking  occurs,  then  Landlord shall receive the
               -----
entire award or other compensation for the Land, the Building, and other improvements taken. Tenant shall have no claim against Landlord and shall not have any claim or rights to any portion of the amount that may be awarded as damages as a result of any such Taking; and all right of Tenant to such damages therefor are hereby assigned by Tenant to Landlord. Notwithstanding the foregoing, Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, and other claims it may have.

          (e)  TRANSFER OF TITLE.  Tenant  agrees  to  execute  and  deliver any
               -----------------
instruments as may be deemed reasonably necessary or required to expedite any Taking or effectuate a proper transfer of title.

     13.  FIRE OR OTHER CASUALTY.
          ----------------------

          (a)  REPAIR  ESTIMATE.  If the  Premises  or the Building  are damaged
               ----------------
by a fire or other casualty (a "CASUALTY"),  Landlord shall,  within  forty-five
                                --------
(45) days after such Casualty, deliver to Tenant a good faith estimate of the time needed to repair the damage caused by a Casualty (a "DAMAGE NOTICE").
                                                          -------------

          (b)  TENANT'S RIGHTS.  If  a  material portion  of the Premises or the
               ---------------
Building is damaged by Casualty such that Tenant is materially prevented from conducting its business in the Premises and Landlord reasonably estimates that the damage caused thereby cannot be repaired within one hundred eighty (180) days after the Casualty, or, in the event any such Casualty occurs during the last two (2) years of the Term or during any Renewal Term, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant. If Tenant does not so timely terminate this Lease, then (subject to Section 13(c)) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the Casualty shall be abated on a proportionate basis from the date of Casualty until the completion of the repair.

          (c)  LANDLORD'S  RIGHTS.  If (1)  at least fifty percent  (50%) of the
               ------------------
Building is damaged by Casualty, or (2) if Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee and there remains insufficient proceeds to so restore the Building to the condition it was in prior to the Casualty, or (3) the Expiration Date (as it may be extended if the Renewal Option has been exercised by Tenant in accordance with the provisions of Exhibit C hereof) is less than one (1) year from the date of such Casualty, then, in any of said events, Landlord may terminate this Lease by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant, and Basic Rent and Additional Rent shall be abated as of the date of the Casualty.

          (d)  REPAIR  OBLIGATION.  If this Lease  is  not  terminated following
               ------------------
a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any of the furniture, equipment and fixtures which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

          Landlord shall not exercise any rights that it may have to terminate this Lease with respect to any Casualty unless it simultaneously terminates the leases of all other tenants in the Building that are similarly affected by such Casualty.

     14.  ENVIRONMENTAL COMPLIANCE.
          ------------------------

          (a) (1) Unless otherwise specified herein, the following terms used in this Section 14 shall have the following meanings:

               "DEP":  New Jersey Department of Environmental Protection and any
                ---
     successor agency.

               "ENVIRONMENTAL  LAWS":  All present and future  federal, state or
                -------------------
     local laws, codes, ordinances, rules, regulations and other requirements as the same, from time to time, may be amended, which relate to the human health or safety concerns or to the environment, including those applicable to the storage, treatment, disposal, handling and release of any Hazardous Substances or Wastes.

               "ENVIRONMENTAL  CLAIM": Any complaint,  order,  directive, claim,
                --------------------
     action, investigation, lawsuit, demand, citation, notice, proceeding or lien, or threatened complaint, order, directive, claim, action, investigation, lawsuit, demand, citation, notice, proceeding or lien, by a federal, state or local governmental entity involving Environmental Laws or Environmental Conditions which affect Tenant or its conduct of business in the Premises.

               "ENVIRONMENTAL  CONDITION":  Any   emission,  spill,   discharge,
                ------------------------
     contamination or threatened contamination of any kind or nature whatsoever at, on or from the Premises or affecting systems servicing the Premises which may violate any Environmental Law, including, without limitation, the presence of Hazardous Substances or Wastes.

               "HAZARDOUS SUBSTANCES OR WASTES":  Any toxic substance, hazardous
                ------------------------------
     substance, contaminant, waste, pollutant or other similar product or substance that may pose a threat to the environment or human health safety, as defined in Environmental Laws.

               (2) At all times during the Term, Tenant, at its sole expense, shall fulfill, cure, observe and comply with any and all Environmental Claims. Tenant agrees not to generate, store, manufacture, refine, transport, treat, dispose or otherwise permit to be present on or about the Premises any Hazardous Substances, except in de minimus quantities for ordinary cleaning or office purposes. The provisions contained in this Section shall be applicable on a prospective basis only notwithstanding the fact that any substance shall not be deemed to be a Hazardous Substance at the time of its use by Tenant but shall thereafter be deemed to be a Hazardous Substance.

               (3) If Tenant receives any notice of the occurrence or existence of an Environmental Condition and/or Environmental Claim, then Tenant shall give prompt notice of same to Landlord.

               (4) If Tenant fails to comply with its obligations pursuant to this Section 14, including without limitation the requirements of Section 14(a)(3), Landlord shall have the option, but shall not be obligated, to enter onto the Premises with such notice as is otherwise required herein and perform such obligations. All reasonable costs and expenses incurred by Landlord in the exercise of any such rights shall be paid by Tenant as Additional Rent.

               (5) Without limitation upon any other event which may constitute an Event of Default on the part of Tenant under this Lease, if any person or entity asserts or creates a lien upon the Building, Park and/or the Premises or any portion thereof by reason of the occurrence of an Environmental Condition and/or Environmental Claim resulting solely or partly as a result of the act or omission of Tenant, such act shall constitute an Event of Default on the part of Tenant under this Lease, entitling Landlord to all of the rights and remedies provided therefor;

     provided, however, the occurrence of an Environmental Claim shall not constitute an Event of Default if, within thirty (30) days of the occurrence giving rise to the Environmental Claim: (1) Tenant can prove to Landlord's reasonable satisfaction that Tenant has commenced and is diligently pursuing either: (a) a cure or correction of the event which constitutes the basis for the Environmental Claim and continues diligently to pursue such cure or correction to completion; or (b) legal proceedings preventing such governmental entity or entities from asserting such Environmental Claim; and (2) Tenant has posted a bond, letter of credit, or other security reasonably satisfactory in form, substance and amount to Landlord to secure the proper and complete cure or correction of the event which constitutes the basis for the Environmental Claim.

               (6) Tenant shall permit Landlord or a Landlord Party access during normal business hours, or during other hours either by agreement of the parties or in the event of any emergency related to Environmental Laws (after giving Tenant reasonable advance notice thereof, which may be oral notice, except in cases of real or apparent emergency, in which case no notice shall be required), to: (A) permit any of such parties to examine, audit, copy or make extracts from, any and all books, records and documents in possession of Tenant, its agents, representatives, environmental consultants, or independent contractors relating to Tenant's compliance with Environmental Laws; (B) inspect the Premises, and/or (C) perform any work at the Premises to assure that the Premises are in compliance with all Environmental Laws.

               (7) In the event that either the SIC number or the operations and processes undertaken by Tenant or any occupant of the Premises are to change, Tenant shall provide not less than ten (10) days notice to Landlord prior to implementing such change.

               (8) At no expense to the Landlord, Tenant promptly shall provide all reasonable information requested by Landlord or any federal, state or local governmental entity regarding any Environmental Laws and promptly shall sign such affidavits and submissions (subject to the reasonable approval of Tenant's counsel) when requested to do so by Landlord or any federal, state or local governmental entity. In the event an affidavit or submission is inaccurate or incomplete, Tenant shall cooperate and provide such information so that it can be made accurate and complete, at which time Tenant promptly shall sign same.

               (9) As a condition precedent to any Transfer by Tenant (other than a Business Assignment), Tenant, at Tenant's own expense, shall comply with Section 14(b) hereof and fulfill all of Tenant's obligations under
     Section 14(a) hereof, in addition to complying with all other requirements of this Lease.

          (b) (1) Without limitation upon any of Tenant's obligations pursuant to Section 14(a), Tenant, at its sole cost and expense, shall comply with the Industrial Site Recovery Act, N.J.S.A. 13:K-6 et seq.
                                                                         ------
     ("ISRA")  to the  extent  that the  provisions  of IRSA  apply to  Tenant's
       ----
     operation from the Premises, including but not limited to, making all submissions and providing all information to the DEP and otherwise complying with all requirements of ISRA.

               (2) Should Tenant's operations at the Premises not be subject to ISRA, Tenant, at is sole cost and expense, shall obtain a letter of non-applicability or de minimus quantity exemption from the DEP prior to the expiration or earlier termination of the Term and promptly shall provide Tenant's submission and the DEP's exemption letter to Landlord.

               (3) Tenant represents and warrants to Landlord that Tenant intends to use the Premises for the Permitted Use, and that Tenant's use of the Premises shall be restricted to the SIC number set forth in the Lease Summary (or any succeeding SIC number that may be assigned to the Permitted Use by the appropriate governmental agency) unless Tenant obtains
     Landlord's prior written consent to any change, which consent may be unreasonably withheld in Landlord's sole discretion.

          (c) Tenant agrees that each and every provision of this Section 14 shall survive the expiration or earlier termination of the Term of this Lease, regardless of the reason for such termination, it being agreed and acknowledged that Landlord would not have entered into this Lease but for the provisions of this Section 14 and the survival thereof. Tenant's failure to abide by the terms of this Section 14 shall be restrainable by injunction.

          (d) Notwithstanding the foregoing, if compliance with any Environmental Laws (including but not limited to ISRA) becomes necessary with respect to the Land, the Park, the Building or the Premises because of (1) the existence of any Hazardous Substances not caused by an act of omission of Tenant or a Tenant Party, or (2) any action or inaction on the part of the Landlord, including but not limited to, Landlord's execution of a contract for the sale of the Building, the Land or the Park, any change in ownership of the Building, the Land or the Park, initiation of bankruptcy proceedings, Landlord's reorganization or sale of the controlling share of Landlord's assets or any other event which triggers ISRA, then Landlord shall comply with ISRA and all requirement of the DEP at Landlord' sole cost and expense.

     15.  PERSONAL PROPERTY TAXES.  Tenant shall be liable for all taxes  levied
          -----------------------
or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, as Additional Rent, the part of such taxes for which Tenant is primarily liable hereunder; provided, however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein or impose any fee or penalty against Landlord.

     16.  DEFAULT.
          -------

          (a)  Each of the following occurrences shall be an "EVENT OF DEFAULT":
                                                              ----------------

               (1) Tenant's failure to pay Rent within ten (10) days after the date that the same is due; provided however that Landlord shall provide Tenant with one (1) late notice in any twelve (12) Lease Month period in which event Tenant's failure to pay rent shall not be an Event of Default unless Tenant fails to pay such sums within five (5) days of Landlord's late notice;

               (2) Tenant abandons or vacates the Premises or any substantial portion thereof;

               (3) Tenant fails to comply with the Permitted Use set forth herein and the continuance of such failure for a period of five (5) business days after Landlord has delivered to Tenant written notice thereof;

               (4) Tenant fails to provide any estoppel certificate within the time period required under Section 23(e) hereof and such failure shall continue for five (5) business days after written notice thereof from Landlord to Tenant;

               (5) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than thirty (30) days after Landlord has delivered to Tenant written notice thereof, or, if such default cannot reasonably be cured within thirty (30) days, Tenant's failure to commence cure within that thirty (30) day period and diligently prosecute to completion;

               (6)  A Transfer in violation of the provisions of this Lease;

               (7)  Tenant's   failure  to  maintain   insurance  in  accordance
     with the provisions of this Lease, which is not cured within three (3) business days of Tenant's receipt of notice from Landlord; and

               (8) The filing of a petition by or against Tenant (A) in any bankruptcy or other insolvency proceeding; (B) seeking any relief under any state or federal debtor relief law; (C) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (D) for the reorganization or modification of Tenant's capital structure; provided, however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within sixty (60) days after the filing thereof.

          (b) Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

               (1) Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (A) all Rent accrued hereunder through the date of termination, (B) all amounts due from time to time under Section 17(a), and (C) an amount equal to (x) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the Prime Rate as published on the date this Lease is terminated minus (y) the then present fair rental value of the Premises for such period, similarly discounted;

               (2) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (A) all Rent and other amounts accrued hereunder to the date of termination of possession, (B) all amounts due from time to time under Section 17(a) hereof, and (C) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all reasonable costs incurred by Landlord in reletting the Premises. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises) in accordance with all applicable Laws; provided, however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building or the other buildings in the Park. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting provided Landlord has made all reasonable efforts to mitigate damages in accordance with all applicable Laws. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term;

               (3) Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under Section 16(b)(2). If Landlord elects to proceed under
     Section 16(b)(2) hereof, it may at any time thereafter elect to terminate this Lease under Section 16(b)(1);

               (4) Tenant hereby waives all right of redemption to which Tenant or any person under Tenant might be entitled by any law now or hereinafter in force.

     17.  PAYMENT BY TENANT; NON-WAIVER.
          -----------------------------

          (a)  PAYMENT BY TENANT. Upon any Event of Default, Tenant shall pay to
               -----------------
Landlord all reasonable costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses should Landlord prevail in any litigation) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (8) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including reasonable brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (9) performing Tenant's obligations which Tenant failed to perform, and (10) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default, in addition to the unamortized portion of the Construction Allowance, Free Rent and any brokerage commissions paid by Landlord in connection with this Lease. If Tenant prevails in such litigation, Landlord shall pay Tenant its court costs and reasonable attorneys' fees and expenses in connection with such action. To the full extent permitted by Law, Landlord and Tenant agree the federal and state courts of the State of New Jersey shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

          (b)  NO WAIVER.  Landlord's acceptance of Rent following  an  Event of
               ---------
Default shall not waive Landlord's rights regarding such Event of Default. No waiver by either party of any violation or breach of any of the terms contained herein by the other party shall waive such party's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

     18.  SURRENDER  OF  PREMISES.  No  act  by  Landlord  shall  be  deemed  an
          -----------------------
acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, free of Hazardous Substances placed on the Premises by Tenant or a Tenant Party during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage, as to which Sections 12 and 13 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that there is no then-existing Event of Default hereunder, Tenant may, prior to the end of the Term, remove all unattached trade fixtures, furniture, and personal property placed in the Premises or elsewhere in the Building by Tenant. Additionally, at Landlord's option, Tenant shall, prior to the end of the Term, remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, cabling, and furniture (excluding Tenant's initial fit-up of the Premises) as Landlord may request; however, Tenant shall not be required to remove any addition or improvement to the Premises if Landlord has specifically agreed in writing at the time such improvement was installed that the improvement or addition in question need not be removed at the end of the Term. Tenant shall repair all damage caused by such removal prior to the expiration or sooner termination of this Lease. All items not so removed shall within five (5) business days of Tenant's receipt of notice regarding such items, at Landlord's option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items; any such disposition shall not be considered a strict foreclosure. The provisions of this Section 18 shall survive the end of the Term.

     19.  HOLDING OVER. If Tenant fails to vacate the Premises at the end of the
          ------------
Term, then Tenant shall be a tenant from month to month and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Additional Rent, Basic Rent equal to one hundred fifty percent (150%) of the Basic Rent in effect as of the Lease Month immediately preceding such time, which shall be payable in advance on the first day of each month. The provisions of this Section 19 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law.

     20.  CERTAIN  RIGHTS  RESERVED BY  LANDLORD.  Provided that the exercise of
          --------------------------------------
such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

          (a) To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; to enter upon the Premises (after giving Tenant reasonable advance notice thereof, which may be oral notice, except in cases of real or apparent emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building, provided, however, that Landlord shall not close, obstruct or otherwise change the location of the existing front and rear entrances to the Building;

          (b) To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after Business Hours and on weekends and holidays, subject, however, to Tenant's right to enter when the Building is closed after Business Hours under such reasonable regulations as Landlord may prescribe from time to time; and

          (c) To enter the Premises at reasonable hours to show the Premises to prospective purchasers, lenders, or, during the last twelve (12) months of the Term, tenants.

          In exercising any of Landlord's rights under this Lease, including, but not limited to it rights pursuant to this Section 20, Landlord agrees (1) not to unreasonably interfere with the operation of Tenant's business in the Premises, nor the ingress or egress or visibility therefrom, including any signage, (2) to diligently prosecute to completion any repairs, alterations, additions, or improvements within the Premises which Landlord is required or elects to perform pursuant to the terms of this Lease and performs such repairs in such a way as not to unreasonably interfere with Tenant's operation of its business in the Premises, during Business Hours and in the presence of an authorized employee of Tenant (except in cases of real or apparent emergency, in which case no notice shall be required), and (3) to cause said work to be accomplished in as expeditious a manner as is reasonably practicable, and upon reasonable advance notice to Tenant(except in cases of real or apparent emergency, in which case no notice shall be required). Landlord shall promptly restore any damage to any portion of the Premises resulting from its exercise of its rights under this Lease, including, but not limited to those caused by any acts or omissions of Landlord, its agents, servants, employees or contractors.

     21.  INTENTIONALLY OMITTED.
          ---------------------

     22.  PARKING.  Tenant  shall  have  the  non-exclusive  right  to  use  the
          -------
Tenant Parking Spaces and the exclusive right to use the Tenant Visitor Reserved Spaces in the parking area associated with the Building which is more particulary described on Exhibit B attached hereto (the "PARKING AREA") during
                          ---------                        ------------
the Term subject to such reasonable terms, conditions and regulations as are from time to time applicable to patrons of the Parking Area. Landlord shall have no liability on account of any damage or loss to any vehicle or its contents located in the Parking Area, regardless of cause, except for Landlord's willful misconduct or negligence. Landlord covenants that it shall (a) not provide any other tenant in the Building, or its customers or invitees, with any reserved parking spaces in the Parking Area in excess of that granted to Tenant hereunder, and (b) maintain the parking ratios in the Parking Area in accordance with local code. Tenant acknowledges and agrees that Landlord is providing the Tenant Visitor Reserved Spaces to Tenant as a courtesy and that Landlord is not assuming any responsibility with regard to the policing of the Tenant Visitor Reserved Spaces to ensure the parties other than Tenant's visitors do not use such spaces.

     23.  INTENTIONALLY OMITTED.
          ---------------------

     24.  MISCELLANEOUS.
          -------------

          (a)  LANDLORD TRANSFER. Landlord may sell its interest in the Building
               -----------------
and/or transfer or assign any of its rights under this Lease. If Landlord sells its interest in the Building or assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of the sale or transfer (but not before), provided, solely with respect to an assignment of this Lease, that the assignee assumes Landlord's obligations hereunder in writing.

          (b)  LANDLORD'S LIABILITY.  The  liability of  Landlord to  Tenant for
               --------------------
any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building, the Land and/or the Park and Landlord shall not be personally liable for any deficiency.

          (c)  FORCE MAJEURE.  Other  than for  Tenant's  obligations under this
               -------------
Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

          (d)  BROKERAGE.  Neither Landlord nor Tenant has dealt with any broker
               ---------
or agent in connection with the negotiation or execution of this Lease, other than the Broker, whose commission shall be paid by Landlord, pursuant to a separate written agreement. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party.

          (e)  ESTOPPEL CERTIFICATES.  From  time to time (but not more than two
               ---------------------
times per twelve (12) Lease Month period), Tenant shall furnish to any party designated by Landlord, within ten (10) days after its receipt of Landlord's request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request. Unless otherwise required by Landlord's Mortgagee, the form of estoppel certificate to be signed by Tenant shall be substantially similar to the form attached hereto as Exhibit I.
                            ---------

          (f)  NOTICES.  All notices  and  other  communications  given pursuant
               -------
to this Lease shall be in writing and shall be (11) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested,
(12) sent by a nationally recognized overnight courier service, or (13) sent by facsimile transmission during normal business hours followed by a confirmatory letter sent in another manner permitted hereunder, and addressed to the parties hereto at the addresses specified in the Lease Summary. All notices shall be effective upon delivery to the address of the addressee; provided, however, that the date of any refusal by a party to accept delivery of a notice shall be deemed to be the effective date of such notice. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

          (g)  SEPARABILITY.  If  any  clause  or  provision  of  this  Lease is
               ------------
illegal, invalid, or unenforceable under present or future Laws, then (unless Tenant's use of the Premises is materially, adversely affected) the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

          (h)  AMENDMENTS  AND  BINDING  EFFECT.  This  Lease may not be amended
               --------------------------------
except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by either party unless such waiver is in writing signed by the other party, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of each party to insist upon the performance by the other party in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

          (i)  QUIET ENJOYMENT.  Provided  Tenant  has  performed  all  of   its
               ---------------
material obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or a Landlord Party, but not otherwise, subject to the terms and conditions of this Lease.

          (j)  NO  MERGER.  There  shall be no  merger  of the  leasehold estate
               ----------
hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

          (k)  NO OFFER. The  submission  of this  Lease to  Tenant shall not be
               --------
construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

          (l)  ENTIRE AGREEMENT.  This  Lease constitutes  the  entire agreement
               ----------------
between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

          (m)  WAIVER OF JURY TRIAL.  TO  THE MAXIMUM EXTENT  PERMITTED BY  LAW,
               --------------------
LANDLORD AND TENANT EACH WAIVE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR WITH RESPECT TO THIS LEASE.

          (n)  GOVERNING LAW.  This Lease shall be governed by and  construed in
               -------------
accordance with the laws of the State of New Jersey.

          (o)  JOINT AND SEVERAL LIABILITY.  If Tenant is comprised of more than
               ---------------------------
one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

          (p)  FINANCIAL REPORTS.   Within  fifteen (15)  days  after Landlord's
               -----------------
request, Tenant will furnish Landlord with Tenant's most recent annual and quarterly reports. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (14) to Landlord's Mortgagee or prospective purchasers of the Building, (15) in litigation between Landlord and Tenant, or (16) if required by court order. Tenant shall not be required to deliver the reports required under this Section more than once in any twelve (12) month period.

          (q)  INTENTIONALLY OMITTED.
               ---------------------

          (r)  TELECOMMUNICATIONS.  Tenant and its telecommunications companies,
               ------------------
including local exchange telecommunications companies and alternative access vendor services companies shall have no right of access to and within the Building and/or the Land, for the installation and operation of telecommunications systems including voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant's telecommunications within the Building and from the Building and/or the Land to any other location without Landlord's prior written consent, which consent shall not be unreasonably, withheld, conditioned or delayed.

          (s)  INTENTIONALLY OMITTED.
               ---------------------

          (t)  EXHIBITS.  All  exhibits  and  attachments  attached  hereto  are
               --------
incorporated herein by this reference.

          (u)  DEFINITIONS.   (1)  "INCLUDING",   means    including,    without
               -----------          ---------
limitation;  (2) "LEASE  MONTH" shall mean each  calendar  month during the Term
                  ------------
(and if the Commencement Date does not occur on the first day of a calendar month, the period from the Commencement Date to the first day of the next calendar month shall be included in the first Lease Month for purposes of determining the duration of the Term, and the monthly Basic Rent rate applicable for such partial month shall be apportioned as provided in Section 4(a) of the Lease); (3) "TANGIBLE NET WORTH" shall mean the excess of total assets over
               -------------------
total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding,
                                                            ----
however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises; (4) "PRIME RATE"
                                                                     ----------
shall mean the prime rate as published by The Wall Street Journal, Northeast Edition, in its listing of "Money Rates"; and (5) the "PRICE INDEX" shall mean
                                                         -----------
the Consumer Price Index (New Series 1982-84-100) published by the Bureau of Labor Statistics of the U.S. Department of Labor, All Items, New York, New York Northeastern N.J.,for All Urban Consumers.

     25.  OTHER PROVISIONS.
          ----------------

          (a) LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

          (b) Landlord hereby represents and warrants to Tenant upon which warranties and representation Tenant has relied in executing and delivering this Lease that:

               (1) Landlord has no actual knowledge of, and has received no notice of, any violation of any Law affecting the Premises, the Building, the Land or the Park.

               (2) Landlord has no actual knowledge of any confirmed or unconfirmed special assessments affecting the Premises, the Building, the Land or the Park.

               (3) Landlord has full power and right to enter into this Lease, and upon the execution and delivery of this Lease by Landlord, this Lease will be legally binding upon Landlord in accordance with all of its terms and conditions, without any qualification whatsoever which is not expressly provided for herein.

               (4) Landlord has no actual knowledge of any structural problems currently affecting or the Premises and/or the Building.

               (5) To the best of Landlord's knowledge, there are no pending actions against the Landlord under any Environmental Law and the Landlord has not received notice in any form of such an action, or of a possible action.

               (6) To the best of Landlord's knowledge, there have not been, nor are there now, any releases of Hazardous Substances in, on, over, at, from, into or onto any portion of the Premises, the Building, the Land or the Park in violation of any applicable laws.

               (7) To the best of Landlord's knowledge, there is no environmental condition, contamination, situation or incident on, at, or concerning the Premises, the Building, the Land or the Park that may give rise to an action or to liability under any law, rules, ordinance or common law theory.

               (8) To the best of Landlord's knowledge, Landlord, with respect to the Premises, the Building, the Land and the Park, has been and is in full compliance with any and all environmental permits and all other requirements under all Environmental Laws.

               (9) Landlord is solely vested with fee simple title to the Building and has full right and lawful authority to lease the Premises to Tenant pursuant to the terms hereof.

               (10) No zoning or similar ordinance, restrictive covenant or other encumbrance or restriction prevents the use of the Premises for the Permitted Use, or otherwise conflicts or is inconsistent with the terms of this Lease.

               (11) No joinder or approval of any other person or entity is required with respect to Landlord's right and authority to enter into this Lease, including any lender or mortgagee.

               (12) There is no underlying or superior lease with respect to the Premises or any other part of the Building.

          (c) If Landlord fails to perform, comply with, or observe any term or covenant required to be performed by it under this Lease, and continues such failure for a period of more than thirty (30) days after Tenant has delivered to Landlord written notice thereof, or, if such default cannot be reasonably be cured within thirty (30) days, Landlord's fails to commence cure within that thirty (30) day period and diligently prosecute such cure to completion (a "LANDLORD DEFAULT"):
 ----------------

               (1) Tenant may, but shall not be obligated to, remedy such default and in connection therewith may pay expenses and employ counsel. All reasonable out-of-pocket sums expended by Tenant in connection therewith (including reasonable attorneys' fees) shall be paid by Landlord to Tenant upon thirty (30) days demand; or

               (2) Tenant may commence an action in the Superior Court of New Jersey seeking to compel Landlord to perform its obligations hereunder; or

               (3)  Tenant may terminate this Lease upon  giving at least thirty
     (30) days notice to Landlord of its intention so to do, in which event this Lease shall terminate upon the date fixed in such notice, unless Landlord shall have meanwhile cured such default (or, if such default is not susceptible of cure within such thirty (30) day period, Landlord has provided Tenant with reasonable assurance that such cure will be accomplished promptly, has in fact commenced such cure and thereafter diligently pursues such cure to completion).

                    Tenant may exercise any of the foregoing remedies singly or concurrently and without prejudice to the future exercise of any remaining available remedies.

                    Anything in this Lease to the contrary notwithstanding, Tenant shall not terminate this Lease because of a Landlord Default until Landlord has had the opportunity to cure the Landlord Default as provided above and until Tenant has then given written notice to Landlord's Mortgagee specifying the nature of Landlord's Default and allowing Landlord and Landlord's Mortgagee, or any of them, sixty (60) days after the date of such notice to cure such default. If circumstances are such that such default cannot reasonably be cured within that sixty (60) day period, Tenant shall allow a reasonable period of time to complete such cure provided that such parties commence such cure within the original sixty (60) day period and diligently pursue such cure to completion.

               (d) Except as otherwise specifically set forth herein, whenever Landlord's consent or approval is required to be obtained by Tenant in this Lease, Landlord agrees that it shall not unreasonably withhold or delay its consent or approval.

               (e) If Tenant desires any of the services specified in Section 6(a)(2) of the Lease: (A) at any time other than the Business Hours, or (B) on weekends or holidays, Tenant shall pay to Landlord $25.00/hour per floor or partial floor on which such services are required, as Additional Rent; provided, however, Tenant shall receive five (5) hours per week of such after hours services at no additional charge.

               (f)  Exhibit  K  (Right of First Offer)  and  Exhibit O (Signage)
                    ----------                               ---------
are incorporated herein by reference for all purposes.

     Dated as of the date first above written.


TENANT:                                     DSET CORPORATION,
                                            a New Jersey corporation


                                      By: /s/ William P. McHale, Jr.
                                         ---------------------------------
                                      Name:  William P. McHale, Jr.
                                           -------------------------------
                                      Title: President/CEO
                                            ------------------------------


LANDLORD:                             ADVANCE/GLB I L.L.C.,  a  Delaware limited
                                      liability company

                                      By:   Advance/GLB   Development  Partners,
                                            L.L.C., a Delaware limited liability
                                            company, its manager member
                                            By:  Advance Land Holdings,  L.L.C.,
                                                 a New Jersey limited  liability
                                                 company, its manager
                                                 By:   Advance Realty  Advisors,
                                                       Inc.,    a   New   Jersey
                                                       corporation, its managing
                                                       member


                                                 By: /s/ Robert P. Cahill
                                                    ----------------------------
                                                 Name:  Robert P. Cahill
                                                 Title: Senior Vice President

                                    EXHIBIT A
                                    ---------

                                PLAN OF PREMISES
                                ----------------

                    [FLOOR PLAN OF LEASED PREMISES GOES HERE]

                                    EXHIBIT B
                                    ---------

                      DESCRIPTION OF LAND AND/OR SITE PLAN
                      ------------------------------------

                    [SITE PLAN OF LEASED PREMISES GOES HERE]

                                    EXHIBIT C
                                    ---------

                                 RENEWAL OPTION
                                 --------------

     Provided no Event of Default exists, Tenant may renew this Lease for the Renewal Term, by delivering written notice of the exercise thereof to Landlord not earlier than twelve (12) months before the Expiration Date. The Basic Rent payable for each month during such extended Term shall be ninety-five percent (95%) of the prevailing rental rate (the "PREVAILING RENTAL RATE ") at the
                                              ------------------------
commencement of such extended Term, for renewals of space of equivalent quality, size, utility and location, with the length of the extended Term and the credit standing of Tenant to be taken into account; provided, however, that in no event shall the Prevailing Rental Rate be less than the rental rate in effect during the last year of the Term.

     The Renewal Term shall be upon the same terms, covenants and conditions of this Lease as shall be in effect immediately prior to the renewal, except that:
(a) Basic Rent shall be adjusted to the Prevailing Rental Rate; (b) Landlord will establish a new Expense Estimate (to be based upon the actual Operating Costs during the twelve (12) Lease Month period immediately preceding the commencement of the Renewal Term) which shall be effective as of the first day of the Renewal Term; (c) Tenant shall have no further renewal option unless expressly granted by Landlord in writing; and (d) Landlord shall provide to Tenant a refurbishing allowance of $10.00 per Tenant's Rentable Square Feet (the "RENEWAL ALLOWANCE"), which shall be disbursed to Tenant when the work has been
 -----------------
substantially completed and Tenant has caused to be delivered to Landlord (1) an invoices from Tenant's general contractor evidencing the cost of performing the work, together with lien waivers from such party, and a consent of the surety to the finished work (if applicable) and (2) a certificate of occupancy from the appropriate governmental authority, if applicable to the work, or evidence of governmental inspection and approval of the work. Landlord shall not provide to Tenant any other allowances (e.g., moving allowance and the like) or tenant inducements.

     For the purposes of determining the Prevailing Rental Rate, the following procedures shall apply:

          (i)   Landlord shall give Tenant notice (the "RENT  NOTICE") not later
                                                        ------------
          than 180 days prior to the commencement of the Renewal Term, which Rent Notice shall set forth Landlord's determination of the Prevailing Rental Rate ("LANDLORD'S DETERMINATION");
                        ------------------------

          (ii)  Tenant shall give Landlord  notice ("TENANT'S  NOTICE"),  within
                                                     ----------------
          forty-five (45) days after delivery of the Rent Notice, stating whether Tenant accepts or disputes the Landlord's Determination. If Tenant's Notice accepts Landlord's Determination or Tenant fails or refuses to give Tenant's Notice, Tenant shall be deemed to have accepted Landlord's Determination. If Tenant's Notice disputes Landlord's Determination, Tenant's Notice shall specify Tenant's determination of the Prevailing Rental Rate ("TENANT'S DETERMINATION")
                                                        ----------------------
          as determined by an independent real estate appraiser;

          (iii) Landlord shall give Tenant notice ("LANDLORD'S NOTICE"),  within
                                                    -----------------
          twenty (20) days after delivery of Tenant's Determination, of whether Landlord accepts or disputes Tenant's Determination. If Landlord's Notice accepts Tenant's Determination or if Landlord fails or refuses to give Landlord's Notice, Landlord shall be deemed to have accepted Tenant's

          Determination. If Landlord's Notice disputes Tenant's Determination, Landlord shall deliver to Tenant, within thirty (30) days after receipt of Tenant's Notice, Landlord's determination of the Prevailing Rental Rate ("LANDLORD'S SECOND DETERMINATION"), as determined by an
                        --------------------------------
          independent real estate appraiser. If Landlord's Second Determination exceeds Tenant's Determination by ten percent (10%) or less, the Basic Rent shall be the average of Landlord's Second Determination and Tenant's Determination. If Landlord's Second Determination exceeds Tenant's Determination by more than ten percent (10%), Landlord or Tenant shall apply to the American Arbitration Association (or any successor organization) to designate a third independent real estate appraiser (the "THIRD APPRAISER") in accordance with the
                              -----------------
          then-prevailing rules, regulations and/or procedures of the American Arbitration Association, and if the American Arbitration Association (or any successor organization) shall be unable or unwilling to designate the Third Appraiser, then either party may commence a legal proceeding to have the Third Appraiser appointed.

          (iv) The Third Appraiser shall conduct such hearings and investigations as he may deem appropriate and shall, within thirty
          (30) days after the date of designation of the Third Appraiser, choose either Landlord's Second Determination or Tenant's Determination, and such choice shall be conclusive and binding upon Landlord and Tenant. Each party shall pay its own counsel fees and expenses in connection with any arbitration hereunder, including the expenses and fees of any appraiser selected by it in accordance with the terms hereof. The unsuccessful party shall bear the costs and expenses of the Third Appraiser. Any appraiser appointed hereunder shall be an independent real estate appraiser with at least ten (10) years experience in leasing and valuation of properties which are similar in character to the Building. The appraisers shall not have the power to add to, modify or change any of the provisions of this Lease.

          (v) If the final determination of the Prevailing Rental Rate shall not be made on or before the first day of the Renewal Term, pending such final determination, Tenant shall continue to pay, as the Basic Rent for the Renewal Term, an amount equal to Landlord's Determination (or, if Landlord shall have given Landlord's Second Determination, Landlord's Second Determination), which amount shall in all events be in addition to all Additional Rent payable under the terms of this Lease. If, based upon the final determination hereunder of the Basic Rent, the payments made by Tenant on account of Basic Rent for such portion of the Renewal Term were greater than the Basic Rent payable for the Renewal Term, the amount of such excess shall be refunded by Landlord to Tenant within ten (10) business days following the final determination of Basic Rent.

          (vi) Landlord and Tenant shall promptly execute an amendment to this Lease evidencing any extension of the Term pursuant to this Exhibit, but no such amendment shall be necessary in order to make the provisions of this Exhibit effective.

     Tenant's rights under this Exhibit shall terminate if (17) this Lease or Tenant's right to possession of the Premises is terminated, (2) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof, or (3) an Event of Default exists at the time of exercise of the option or on the date the renewal term would commence.

                                    EXHIBIT D
                                    ---------

                          TENANT WORK LETTER: ALLOWANCE
                          -----------------------------
                          (Landlord Performs the Work)

     1. Landlord, at its sole cost and expense, and in addition to the Construction Allowance and Free Rent Period, shall furnish and install the main lobby and amenities package, including first floor locker rooms, work-out equipment and shower rooms, utility rooms and common meeting rooms (including furniture), Building directory and monument signage, along with: (a) the HVAC system which will be distributed to the V.A.V. boxes in the Premises in accordance with Exhibit D-1, and radiant heat around the perimeter of each
                  ------------
floor; (b) the perimeter walls and columns in the Premises shall be sheet rocked, taped, spackled and ready to receive paint; (c) the base building electrical system and emergency lighting to all core areas and 400 amps of electrical service to the third floor and 200 amps of electrical service to the second floor of the Premises, together with two high voltage panels, two transformers and four secondary panels and one meter; (d) sprinkler system for the shell; (e) for divided-floor tenancies, all walls separating the Premises from other tenant space. Landlord shall be responsible for only one-half (1/2) of the cost of constructing any demising wall that abuts the Premises; and (f) interior core improvements, including men's and women's toilet rooms, telephone closets, electrical closets, janitorial closets and core walls.

     2. Tenant will submit a finished, final space plan with respect to the Premises (the "SPACE PLAN") to Landlord for Landlord's review and approval. This
               ----------
approval, with respect only to improvements within the Premises shall not be unreasonably withheld, conditioned or delayed. If the Space Plan requires any variance or modification of the existing site plan, provided Landlord has approved this portion of the Space Plan in its sole discretion, Tenant shall be responsible for obtaining all required approvals at Tenant's sole cost and expense.

     3. Within ten (10) days of its receipt of the Space Plan, Landlord shall have the construction manager prepare a budget (the "BUDGET") of the Work (as
                                                        ------
hereinafter defined). Tenant shall notify Landlord whether it approves of the Budget within three (3) business days after the submission thereof. If Tenant fails to notify Landlord that it disapproves of the Budget within such time period, then Tenant shall be deemed to have approved the Budget. If Tenant notifies Landlord that it disapproves the Budget within such time period, Tenant and Landlord shall, within five (5) business days thereafter, value engineer the Budget. This process shall continue until the Budget has been finally approved by Tenant; provided, however, that the parties understand and agree that in the event the Budget is not finally approved on or before February 1, 1999, the Delay Date and the October 1, 1999 date referenced in Section 3(b) of the Lease shall each be extended one (1) day for each day after February 1, 1999 that the Budget is not finally approved. Notwithstanding the foregoing, that parties understand and agree that, in the event Tenant has not finally approved the Budget on March 1, 1999, the most recent version of the Budget as of such date shall be deemed approved by Tenant. The parties agree that, at all times during the process of the Work described hereunder, Landlord shall operate on an "open-book" basis, with Tenant having the right to review all bids and costs described herein.

     Within two (2) business days of the final approval of the Budget, Landlord shall engage a design consultant, at its sole cost and expense, to prepare final Construction Documents with respect to all improvements to be installed in the Premises based upon the Space Plans and the Budget and deliver the same to Tenant for its review and approval (which approval shall not be unreasonably withheld, conditioned or delayed). Tenant shall devote such time as is necessary to enable the design consultant to complete the Construction Documents in accordance with this Exhibit. Tenant shall notify Landlord whether it approves of the Construction Documents within five (5) business days after Landlord's submission thereof. If Tenant fails to notify Landlord that it disapproves of the initial Construction Documents within five (5) business days after the submission thereof, then Tenant shall be deemed to have approved the Construction Documents. If Tenant disapproves of the Construction Documents, then Tenant shall notify Landlord thereof specifying in reasonable detail the reasons for such disapproval, in which case Landlord shall, within five (5) business days after such notice, have such Construction Documents revised in accordance with Tenant's objections and submit to Tenant for its review and approval. Tenant shall notify Landlord in writing whether it approves of the resubmitted Construction Documents within five (5) business days after its receipt thereof. This process shall be repeated until the Construction Documents have been finally approved by Landlord and Tenant; provided, however, that the parties understand and agree that in the event the Construction Documents are not finally approved on or before March 1, 1999, the Delay Date and the October 1, 1999 date referenced in Section 3(b) of the Lease shall each be extended one (1) day for each day after March 1, 1999 that the Construction Documents are not finally approved. Notwithstanding the foregoing, that parties understand and agree that, in the event Landlord and Tenant have not finally approved the Construction Documents on April 1, 1999, the most recent version of the Construction Documents as of such date shall be deemed approved by Landlord and Tenant. Any delay caused by Tenant's unreasonable withholding of its consent or delay in giving its written approval as to such Construction Documents shall constitute a Tenant Delay Day (defined below). To the extent that such Construction Documents also require Landlord's approval, Landlord shall approve such Construction Documents within three (3) business days after the design consultant's submission of such Construction Documents to Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Further, if any of the Work will affect the Building's HVAC, electrical, mechanical, or plumbing systems, then the Construction Documents pertaining thereto must be approved by the Building's engineer of record. As used herein, "CONSTRUCTION
                                                                    ------------
DOCUMENTS"  shall mean the final  construction  documents  approved  by Landlord
---------
(including,  but not limited to, any working drawings  necessary to complete the
Work), as amended from time to time by any approved changes thereto (it being further agreed that the final Construction Documents shall be sealed by Landlord's architect), and "WORK" shall mean all improvements to be constructed
                             ----
in accordance with and as indicated on the Construction Documents, together with any work required by governmental authorities to be made to other areas of the Building solely as a result of the Work. Landlord's approval of the Construction Documents shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any Law and/or are in accordance with Exhibit D-1, but shall merely be the consent of Landlord
                  ------------
thereto. Tenant shall, at Landlord's request, sign the Construction Documents to evidence its review and approval thereof. All changes in the Work must receive the prior written approval of Landlord (which approval shall not be unreasonably withheld, conditioned or delayed) and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan of the improvements as constructed. After the Construction Documents have been approved, Landlord shall cause the Work to be performed in accordance with the Construction Documents. Tenant shall receive a full set of final Construction Documents at no cost to Tenant.

     Landlord covenants and agrees that it shall require the construction manager to seek at least three (3) bids from each of the major trades to complete the Work based on the Construction Documents. The parties agree that in the event the estimate to complete the Work, after the receipt of such bids, is greater than the Budget that has been approved by Tenant, the parties shall work together in an effort to reduce such costs to the approved Budget.

     4. Except for any such delayed governed by the provisions of Section 24(c) of the Lease, if a delay in the performance of the Work occurs because (a) of any change by Tenant to the Space Plans or Construction Documents, (b) of any specification by Tenant of materials or installations in addition to or other than Landlord's standard finish-out materials, (c) of unanticipated building code issues arising solely from the Space Plans, (d) Tenant fails to comply with the time schedules set forth herein, or (e) Tenant or Tenant's agents otherwise delays completion of the Work, then, provided Landlord has given Tenant prior notice of such event, and Tenant does not promptly cure, notwithstanding any provision to the contrary in this Lease (each day of delay caused by any such event shall be a "TENANT DELAY DAY"), Tenant's obligation to pay Rent hereunder
                  ----------------
shall commence on the Commencement Date, as such day may be adjusted by any Tenant Delay Day; provided, however, that no delay has been caused by Landlord or any Landlord Party.

     5. Landlord shall engage a construction manager to oversee the Work, make disbursements required to be made to the subcontractors, and act as a liaison between the subcontractors and Tenant and coordinate the relationship between the Work, the Building, and the Building's systems. Tenant shall pay a construction management fee equal to seven percent (7%) of the Total Construction Costs (hereinafter defined), which fee is included in Total Project Costs (hereinafter defined).

     6. The entire cost of performing the Work (including costs of construction labor and materials, electrical usage within the Premises during construction, additional janitorial services related to the Work , related taxes, if any, and insurance costs, and general conditions), all as shall be contemplated by the Budget, but excluding the cost of preparing all working drawings, Construction Documents and all necessary permits and approvals, including a Certificate of Occupancy, as hereinabove provided) is herein collectively called the "TOTAL
                                                                           -----
CONSTRUCTION   COSTS".   The  Total  Construction   Costs,   together  with  the
--------------------
construction management fee referred to in Section 5 above, is collectively called the "TOTAL PROJECT COSTS". Any portion of the Total Project Costs in
            ---------------------
excess of the Construction Allowance (hereinafter defined) shall be paid by Tenant. Upon approval of the Construction Documents and Budget and selection of subcontractors, Tenant shall promptly execute a work order agreement prepared by Landlord which identifies the Construction Documents, itemizes the Total Project Costs, sets forth the Construction Allowance, and sets forth the initial proportionate share of the Total Project Costs, if any, which is Tenant's responsibility ("TENANT'S CONTRIBUTION"), the parties understanding that
                  -----------------------
Tenant's Contribution shall be revised in the event Additional Project Costs (hereinafter defined) are incurred as a result of any change orders by Tenant. If Tenant requests any changes to the Work after approval of the Construction Documents, Tenant shall pay all costs, including permits and fees, architectural, engineering and related design expenses directly resulting from such changes, and such costs shall be added to the Total Construction Costs (the "ADDITIONAL PROJECT COSTS"). No such changes shall be made without the prior
 --------------------------
written consent of Landlord which approval, so long as the changes do not include changes outside the Premises, shall not be unreasonably withheld, conditioned or delayed. Landlord shall not be responsible for delay in occupancy by Tenant because of changes to the Construction

Documents after approval by Tenant as outlined above. Upon completion of such revised Construction Documents, Landlord shall notify Tenant in writing of the cost which will include a service fee of twenty-eight percent (28%) of the Additional Project Costs, which shall be paid by Tenant together with monthly payments during construction as provided for below. Tenant shall, within five
(5) business days of Landlord's notice, notify Landlord in writing whether Tenant desires to proceed with such changes. In the absence of such written authorization or Tenant's notice of election not to proceed with such changes, Landlord shall not be obligated to perform the Work and Tenant shall be responsible and chargeable for any and all delays in completion of the Premises resulting therefrom. To the extent that Additional Project Costs are not related to change orders requested by Tenant, such Additional Project Costs shall be at Landlord's expense. To the extent that the Total Project Costs do not exceed the Construction Allowance, Tenant shall receive a Rent credit or refund of any such difference.

     7. Upon Landlord's delivery to Tenant of an invoice from the construction manager itemizing the portion of the Tenant's Contribution then due, Tenant shall, within ten (10) days of its receipt of such invoice (such invoices to be provided by Landlord to Tenant monthly during the course of construction of the
Work), make a payment to Landlord equal to Tenant's Contribution with respect to such Total Project Costs described in the invoice.

     8. Tenant may make periodic inspections of the Premises during the construction provided that such inspections are made during reasonable business hours with prior notice to Landlord and provided further that Tenant is accompanied by a representative of Landlord. Tenant shall advise Landlord promptly in writing of any objection to the performance of the Work.

     9. Within five (5) business days of Landlord's notice to Tenant that the Premises is completed, Tenant shall inspect the Premises in the presence of Landlord and Landlord's construction manager to establish the Punch List Items to be completed as soon thereafter as is reasonably possible. Any costs reasonably incurred with respect to Punch List Items shall be included as part of Total Project Costs and not as an additional cost to Tenant. Further, within such time period, Landlord shall provide Tenant with a completion notice described in Section 3(b) of the Lease.

     10. Subject to the provisions of Section 3(b) of the Lease, Tenant may install Tenant's Work in the Premises in accordance with the terms of the Lease and in compliance with the following:

          (a) No such work shall proceed without Landlord's prior written approval (such approval not to be unreasonably withheld, conditioned or delayed) of (1) any contract Tenant enters into with respect to Tenant's Work; (2)
detailed plans and specifications for the work; and (3) a certificate of worker's compensation insurance showing that Tenant maintains insurance in accordance with the Lease.

          (b) Tenant shall and shall cause its contractors to abide by all safety and construction laws, ordinances, rules and regulations. All work and deliveries shall be scheduled through Landlord in accordance with the Rules and Regulations attached as Exhibit H to the Lease. Entry onto the Premises by
                          ---------
Tenant's contractors shall be pursuant to the terms, covenants, provisions and conditions of the Lease. All Tenant's materials, Tenant's Work, installations and decorations of any nature brought upon or installed in the Premises before the Commencement Date shall be at

Tenant's risk, and (except for willful misconduct) neither Landlord nor any party acting on Landlord's behalf shall be responsible for any damage thereto or loss or destruction thereof. Tenant shall not employ any contractor, who, in Landlord's reasonable opinion, may prejudice Landlord's negotiations or relationships with Landlord's contractors or subcontractors with their employees, or as may disturb harmonious labor relations.

          (c) Tenant shall reimburse Landlord for any additional expense incurred by Landlord by reason of any Tenant Work not performed in accordance with the terms hereof, or by reason of Tenant Delays caused by such Tenant Work, or by reason of cleanup, which fails to comply with the provisions hereof.

     11. All Work, and any alteration or improvement by Tenant in accordance with this Exhibit of the Lease, shall be performed in accordance with the Schedule of Standard Tenant Improvements attached hereto as Exhibit D-1. Tenant
                                                             -----------
shall promptly replace any such Work, alteration or improvement that is not so performed, at Tenant's sole expense. Notwithstanding any failure by Landlord to object to any such Work, alteration or improvement, Landlord shall have no responsibility therefor.

     12. To the extent not inconsistent with this Exhibit, Section 7(a) of this Lease shall govern the performance of the Work and Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

     13. In the event Tenant defaults in any payment required by this Exhibit, (following written notice to Tenant and Tenant's failure to pay within ten (10) days of such notice) Landlord shall, in addition to all other legally allowable remedies, have the same rights as in the case of an Event of Default with respect to the payment of Rent under the Lease. Once the Punch List Items have been completed in accordance with this Exhibit, Tenant shall pay to Landlord, within five (5) business days of demand thereof, any remaining portion of Tenant's Contribution.

                                   EXHIBIT D-1
                                   -----------

                    SCHEDULE OF STANDARD TENANT IMPROVEMENTS
                    ----------------------------------------

The following Schedule of Standard Tenant Improvements is provided to specify the minimum quality standards of the building materials to be used in the construction of the interior Tenant improvements.

     1.   Partitions
          ----------

          (a) Partitions within the Premises shall have 1/2" gypsum board on each side of 3-5/8" metal studs, 16" on center, taped and spackled. Partitions between the Premises, corridor(s) and between the Premises and adjacent space, shall have 5/8" fire code gypsum board, taped and spackled, on each side of 3-5/8" metal studs, 16" on center above finished ceiling to underside of metal deck. Demising partitions and corridor partitions to have thermofibre insulation installed within, and to be constructed from floor to underside of metal deck above.

     2.   DOORS AND BUCKS
          ---------------

          (a)  All frames to be hollow metal knock down door frames.

          (b) Doors within the Premises to be 3'-0" x 8'-0" x 1'3/4" solid core, stain grade birch veneer.

          (c) Entrance doors from corridors thru to the Premises to be full height (8'-0") double herculite frameless 3/4" clear glass doors, or double wood solid core Mahogany veneer doors (see attached typical Tenant Entrance).

          (d) All doors to be located, oriented and with hardware in accordance with applicable codes.

     3.   Glazing
          -------

          Glazing in windows, doors and partitions shall be as required by code.

     4.   Hardware
          --------

          (a) Provide cylindrical latch sets with lever handle, on individual office doors within the Premises.

          (b) Provide lock sets with level handle and closers, on doors from corridor(s) to the Premises.

          (c) Provide sets and latch sets to be Schlage, Series "D", or equivalent, as approved by Landlord.

          (d)  All lock sets shall be keyed to the building master key system.

     5.   Acoustical Ceilings
          -------------------

          (a) Lay-in acoustic tile ceilings, within the Premises, shall be 2' x 4' acoustical lay-in ceiling, Armstrong Second Look II (white) in 15/16" grid (white).

          (b) Ceiling heights within the Premises to be nominal 9'-0" at typical floors.

          (c)  Direction of ceiling grid to be as determined by Landlord.

     6.   Floorings
          ---------

          (a) All carpet materials will be selected by Tenant subject to flame spread rating submitted to both Fire Department and Landlord.

          (b) Supply rooms, telephone rooms, equipment rooms and mail rooms within the Premises will receive vinyl composition tile and 4" vinyl base.

     7.   Painting
          --------

          (a) Interior wall surfaces of gypsum board shall receive two (2) coats of flat latex paint, Benjamin Moore, or equal, colors to be selected by Tenant.

          (b) All interior ferrous metal surfaces shall receive two (2) coats of alkyd semi-gloss enamel paint over shop-applied primer.

          (c) All wood doors to receive one (1) coat of sealer and two (2) coats of clear polyurethane waterbase satin finish or two (2) coats of enamel.

          (d) All wallcovering materials will be selected by Tenant subject to flame spread rating must be submitted to both Fire Department and Landlord.

     8.   Window Covering
          ---------------

          Building standard blinds shall be Levolor - Riviera Dustguard 1" Horizontal aluminum blind. Color #892 Low Gloss Black. Substitution of building standard blinds by Tenants is not permitted.

     9.   Electrical Specifications
          -------------------------

          (a) Lighting: 2' x 4' recessed flourescent lay-in 3" deep, 18 cell low iridescence Parabolic louver (1 fixture per 80SF), Energy efficient ballast.

          (b)  The  average electric load  of the  Premises shall not exceed sib
(6) watts per usable square foot for power and three (3) watts per square foot for lighting.

     10.  Fire and Life Safety Features
          -----------------------------

          (a)  The building is to be fully sprinklered.

          (b) Sprinkler installation to consist of recessed heads sprinklers with white covers in Tenant's space.

          (c) Fire alarm system consisting of manual pull boxes, annunciators, alarm bells, control panel, to code.

          (d) Smoke detectors, photoelectric type in elevator lobbies, electric equipment rooms, elevator machine rooms, and in ducts where quantity is over 15,000 CFM. Firestats in the duct work where air quantity is less than 15,000 CFM.

          (e)  Emergency and exit lighting in public spaces.

          (f) All work involving smoke detectors and fire alarms must be performed by Landlord's designated subcontractor.

     11.  Telephone Data
          --------------

          (a) Landlord shall arrange with local telephone company for telephone service within the equipment room in the building core.

          (b) All telephone work and wiring in partitions, floors and ceilings to be paid for by Tenant and arrange for by Tenant with the telephone company or other qualified installer selected by Tenant but approved by Landlord. Landlord will coordinate work with other trades as required. All electrical load centers, special wiring and plywood, supplied for telephone equipment, shall be an extra cost to be paid by Tenant. Telephone and data wiring is to meet all prevailing codes.

          (c) Fibre optic capability is available on Route 22 to Tenant, at Tenant's expense.

     12.  HVAC Specification
          ------------------

          (a)  Heating, ventilation and air-condition system shall be capable of
maintaining  the  following   interior   conditions,   subject  to  governmental
regulations:

          Summer - 78 degrees F (+/-2 degrees C) dry bulb and 50% relative humidity when outside temperature is 90 degrees F dry bulb and 75 degrees F wet.

          Winter - 70 degrees F when outside temperature is 13 degrees F.

          (b) HVAC systems shall be variable air volume (V.A.V.) system.  V.A.V.
- DDC control units will have automatic thermostats and volume controls mounted in the rooms or open spaces within the Premises. Control units can operate from 100% of nominal volume to 10% of nominal volume.

          (c) The control units are connected to supply duct systems which are supplied with conditioned air from rooftop air handling units with cooling coils, filters, mixing dampers and relief dampers.

          (d)  A   control   panel   for  each   system  contains  time   clock,
refrigeration step controller, duct supply air control thermostat and automatic economizer controls.

          (e)  HVAC. Design Conditions:

          Summer Outside   90 degrees Fahrenheit Dry Bulb 75 Fahrenheit Wet Bulb
          Summer Inside    78 degrees Fahrenheit Dry Bulb +/-2 degrees
          Winter Outside   13 degrees Fahrenheit 15 MPH wind
          Winter Inside    70 degrees Fahrenheit Dry Bulb

          (f)  HVAC Zoning:

          o All exterior zones shall have one VAV box per 1200 square feet and one VAV box per corner office (two or more exposure).
          o    All interior spaces shall have one VAV box per 2000 square feet.
          o All interior perimeter shall have not water radiant ceiling heat panels.

          (g) HVAC Ductwork. Medium pressure duct system will be designed at air velocity range from 2500 - 3000 FPM. All ductwork will be installed in accordance with the latest SMACANA Standards.

          (h) If Tenant's interior layout provides for an above normal amount of floor-to ceiling partitions, or if Tenant's equipment (i.e., conference rooms, mail rooms, lunch rooms, etc.( requires air-conditioning above and beyond building standard, as outlined, said additional air-conditioning (including cost of operation as stipulated on the Lease) shall be paid for by Tenant as an extra cost. Any special exhaust requirements will also be an extra costs to be paid by Tenant.

          (i) All work involving the connection of HVAC control systems must be performed by Landlord's designated contractor.

     13.  Disturbance to Other Tenants
          ----------------------------

          Penetration of another tenant's space shall not commence until Tenant has notified Landlord and Landlord has approved the schedule of work. The tenant whose space is being penetrated has the right to demand the work within its area be done on an overtime basis.

     14.  Noise
          -----

          The use of jack hammers, core drilling, or other heavy noise shall not be used until Landlord has been notified and has given approval.

                                    EXHIBIT E
                                    ---------

                                 AMENDMENT NO. 1
                                 ---------------

     This Amendment No. 1 (this  "AMENDMENT") is executed as of                ,
                                  ---------                     ---------------
199     between  ADVANCE/GLB  I L.L.C.,  a Delaware  limited  liability  company
   ---
("LANDLORD"), and DSET CORPORATION, a New Jersey corporation ("TENANT"), for the
  --------                                                     ------
purpose of  amending  the Lease  Agreement  between  Landlord  and Tenant  dated
               ,  199    (the  "LEASE").  Capitalized  terms used herein but not
---------------      ---        -----
defined shall be given the meanings assigned to them in the Lease.

                                   AGREEMENTS

     For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

     1.   CONDITION OF PREMISES. Tenant has accepted  possession of the Premises
          ---------------------
pursuant to the Lease. Any improvements required by the terms of the Lease to be made by Landlord have to Tenant's knowledge, but subject to the terms and conditions of the Lease, been completed in all respects except for the punchlist simultaneously delivered to Landlord (the "PUNCHLIST ITEMS"), and except for
                                             ----------------
such Punchlist Items, Landlord has fulfilled all of its duties under the Lease with respect to such initial tenant improvements. Furthermore, Tenant acknowledges that the Premises are suitable for the Permitted Use.

     2.   COMMENCEMENT DATE. The  Commencement  Date of the Lease is           ,
          -----------------                                          ----------
199___. If the Anticipated Commencement Date set forth in the Lease is different than the date set forth in the preceding sentence, then the Commencement Date as contained in the Lease is amended to be the Commencement Date set forth in the preceding sentence.

     3.   EXPIRATION DATE. The Term is scheduled to expire on           , 199  .
          ---------------                                     ----------     --
If the scheduled expiration date of the initial Term as set forth in the Lease is different than the date set forth in the preceding sentence, then the scheduled expiration date as set forth in the Lease is hereby amended to the expiration date set forth in the preceding sentence.

     4.   CONTACT NUMBERS. Tenant's telephone number in the Premises is        .
          ---------------                                              --------
Tenant's telecopy number in the Premises is           .
                                            ----------

     5.   BINDING EFFECT; GOVERNING LAW.  Except as modified  hereby,  the Lease
          -----------------------------
shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail. This Amendment shall be governed by the laws of the State of New Jersey.

     6.   COUNTERPARTS.    This   Amendment  may   be   executed   in   multiple
          ------------
counterparts, each of which shall constitute an original, but all of which shall constitute one document.

     Executed as of the date first written above.

TENANT:                            DSET CORPORATION,
                                   a New Jersey corporation


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


LANDLORD:                          ADVANCE/GLB I L.L.C.,  a   Delaware   limited
                                   liability company

                                   By: Advance/GLB Development Partners, L.L.C.,
                                       a Delaware limited liability company, its
                                       managing member
                                       By: Advance Land Holdings, L.L.C., a  New
                                           Jersey limited liability company, its
                                           manager
                                           By: Advance Realty Advisors, Inc.,  a
                                               New   Jersey   corporation,   its
                                               managing member


                                           By:
                                              ----------------------------------
                                           Name:  Peter J. Cocoziello
                                           Title: President

                                   EXHIBIT G
                                   ---------

                             CLEANING SPECIFICATIONS
                             -----------------------

PRIVATE AND GENERAL
OFFICE CLEANING:             PERFORMED DAILY, MONDAY THROUGH FRIDAY, EXCEPT  FOR
                             HOLIDAYS.

                             1. Hand dust and wipe clean within reach, all office doors and furniture to include desks, chairs, chair rails, tables, files, cabinets, safes, etc.
                             2. Dust all window sills, baseboard, and baseboard heating, wash off same whenever necessary.
                             3.  Wash all glass tables and desk tops.
                             4. Empty and clean all waste baskets, Receptacles, damp dust and wash same whenever necessary.
                             5.  Trash liners to be changed as needed.
                             6. Vacuum clean all carpeting each night, spot clean weekly.
                             7. Remove all finger prints from windows, light switches and doorways.
                             8.  Dust under all desk equipment and telephones.
                             9. Upon completion of the foregoing work assignments, all lights will be turned off, all doors locked and premises left in a neat and orderly condition. Attention to be given to interior lights being turned off.


CONFERNECE AND TRAINING
ROOM CLEANING:               PERFORMED DAILY,  MONDAY THROUGH FRIDAY, EXCEPT FOR
                             HOLIDAYS.

                             1.  Vacuum carpet and remove spots nightly.
                             2.  Wipe clean and  dust all tables, chairs,  built
                                 in   woodworking  and  marking   board,  unless
                                 labeled otherwise not to clean.
                             3.  Remove stains from wall fabric.
                             4.  Empty and reline  trash  cans as needed.
                             5. After cleaning, arrange furniture and turn off lights.

STAIRWAY AND
ELEVATOR CLEANING:           PERFORMED DAILY, MONDAY THROUGH FRIDAY, EXCEPT  FOR
                             HOLIDAYS.

                             1.  Vacuum carpet and remove spots.
                             2. Clean and polish stainless steel handrails, doors, door frames and wipe clean elevator walls.
                             3.  Thoroughly vacuum elector door tracks.
                             4. Wipe clean handrails in stairways as well as oak doors.
                             5.  Damp mop and/or sweep steps and landings.

                             6. Wipe clean and dust stairway stringers and undersides.

LOBBY AND CORRIDOR
CLEANING (PUBLIC AREAS):     PERFORMED DAILY, MONDAY THROUGH FRIDAY,  EXCEPT FOR
                             HOLIDAYS.

                             1.  Vacuum carpet and remove spots.
                             2. Clean and polish glass, handrails, and entry Doors.
                             3. Dust all lounge furniture, displays, woodworking and brush upholstery. Upholstery to be vacuumed weekly.
                             4. Remove all fingerprints from all glass and dust wood handrails.
                             5. Wash and sanitize all water fountains and bottled water dispensers.
                             6.  Wipe  all  exterior elevator metal clean.

RESTROOM CLEANING:           PERFORMED DAILY, MONDAY THROUGH FRIDAY, EXCEPT  FOR
                             HOLIDAYS.

                             1. Sweep and mop floors using approved disinfectant process.
                             2. Spot wash all tile walls and metal dividing partitions.
                             3. Scour clean and disinfect all basins, bowls and urinals. This will include the undersides of these fixtures.
                             4. Wash and disinfect both sides of all toilet seats.
                             5. Wash and polish all mirrors, bright work and enamel surfaces.
                             6. Empty and clean all waste receptacles, liners to be replaced daily.
                             7. Fill all tissue, towel, sanitary napkin, toilet seat cover and soap dispensers.

GROUNDS AND EXTERIOR
WALKWAY CLEANING:            PERFORMED DAILY, MONDAY THROUGH FRIDAY, EXCEPT  FOR
                             HOLIDAYS.

                             1. All entrance walkways and steps should be swept.
                             2.  Exterior metal handrails are to be wiped clean.
                             3. All litter to be picked up and discarded in proper receptacles.

PERIODIC CLEANING
REQUIREMENTS:                TO BE PERFORMED WEEKLY

                             1.  Sanitize all public and private telephones.
                             2. Machine scrub all quarry tile flooring in the corridors, cafeteria and restrooms.
                             3.  Dust  the   tops  of   all   modular  furniture
                                 systems.
                             4.  Dust all chair bases.
                             5. Damp wipe all desk tops that are cleared of papers.
                             6. High dust all furniture, pictures and equipment not performed daily.
                             7.  Machine clean elevator carpeting

PERIODIC CLEANING
REQUIREMENTS
(CONTINUED):                 TO BE PERFORMED AS SPECIFIED

                             1. Every (3) three months, machine scrub, wash and polish all resilient flooring, apply (2) two coats of non-slip floor wax.
                             2.  Every    month,  clean   the  interior  of  all
                                 refrigerators,   per  procedure.
                             3. Every month, machine clean third floor freight elevator lobby.

GENERAL CLEANING
GUIDELINES:                  TO BE PERFORMED AS NOTED AND REQUIRED

                             1. Collect and place all office garbage in the compactor dumpster located at the loading dock area. Follow the established recycling procedures to determine what goes where.
                             2. Report all irregularities, damaged equipment and furniture and anything else that is out of order to the building manager as soon as possible.
                             3. Secure entire building per the established closing procedures.

                                   EXHIBIT H
                                   ---------

                         BUILDING RULES AND REGULATIONS
                         ------------------------------

     The following rules and regulations shall apply to the Premises, the Building, the Park, and the appurtenances thereto:

     1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

     2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

     3. No signs, advertisements or notices shall be inscribed, painted, affixed of displayed in, on, upon or behind any windows or doors, except as may be required by law or agreed upon by the parties; and no company name, logo, sign, advertisement or notice shall be inscribed, painted or affixed outside the tenant's leased premises or entrance or on any doors, without the prior written reasonable consent of Landlord. If such consent is given by Landlord, any such sign, advertisement or notice shall be inscribed, painted or affixed by Landlord, but the reasonable cost of same shall be charged to and be paid by Tenant, and Tenant agrees to pay the same promptly, on demand. Landlord agrees that each tenant shall be suitably identified by providing standard signs within the Building. No signs, advertisements or notices of any kind shall be affixed to the outside of any tenant's leased premises, or to the Land or the Park, without the express written consent of the Landlord. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

     4. Landlord shall provide all door locks in each tenants leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlords prior written consent. Two (2) keys will be furnished to Tenant by Landlord; two (2) additional keys will be supplied to Tenant, by Landlord upon request, and without charge. Any additional keys will be supplied to Tenant by Landlord upon request, and without charge. Any additional keys requested by Tenant shall be paid for by Tenant. All keys to doors and washrooms shall be returned to Landlord upon the termination of the tenancy, and, in the event of loss of any keys furnished, tenant shall pay Landlord the cost thereof.

     5. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with such activity, but the cost to correct all damage done to the Building and/or the Park by moving or maintaining any such equipment or freight shall be paid by any such tenant. Landlord reserves the right to reasonably inspect all freight to be brought into the Building, and to exclude from the Building all freight which violates any of these Rules and Regulations, or violates the Lease, of which these Rules and Regulations are a part. Tenant shall provide Landlord with one (1) day prior notice to the positioning or installation of any item requiring Landlord's attention under this paragraph.

     6. Landlord may prescribe size and weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may reasonably require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

     7. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No bicycles, vehicles or animals shall be brought into or kept in, on or about any tenants leased premises. No portion of any tenants leased premises shall at any time be used or occupied as sleeping or lodging quarters.

     8. Each tenant shall reasonably cooperate with Landlords employees in keeping its leased premises neat and clean. Tenants shall not enter into any contract of any kind with regard to any matter to be undertaken by Landlord, including the cleaning specifications described on Exhibit G, pursuant to the Lease or any exhibit thereto, without the prior written consent of Landlord.

         Tenant shall not employ any person or persons other than Landlord's janitors for the purpose of cleaning its leased premises, without prior written consent of Landlord. Landlord shall not be responsible to any tenant for any loss of property from its leased premises, however occurring, or for any damage done to the effects of such tenant by such janitors or any of its employees, or by any other person or any other cause.

     9. To ensure orderly operation of the Building, no ice, towels, etc. shall be delivered to any leased premises except by persons approved by Landlord, provided, however, that water and newspapers may be delivered to a leased premises without Landlord's approval.

     10. Tenant   shall   not   make  or  permit  any   vibration  or  improper,
objectionable or unpleasant noises or odors in the Building or otherwise materially interfere in any way with other tenants or persons having business with them.

     11. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance, except in such quantities as are normally used for cleaning or as office supplies.

     12. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not, provided, however, that Landlord shall be responsible for any property that is stolen by an employee of Landlord.

     13. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written consent of Landlord.

     14. Tenant shall not knowingly conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

     15. All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenants business operated in its leased premises, parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, tenants agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot."

     16. Unless such area is located within the Premises, no tenant may enter into phone rooms, electrical rooms, mechanical rooms, or other service areas of the Building unless accompanied by Landlord or the Building manager.

     17. Subject to the terms of the Lease, Tenant shall not use the Premises for any use which creates extraordinary fire hazards, or results in an increased rate of insurance on the Building or its contents, or for the storage of any Hazardous Materials, except in de minimus quantities in accordance with Laws.

     18. Building hours shall be from Monday through Friday 7:30 a.m. to 5:30 p.m. (the "BUSINESS HOURS"). Except as otherwise provided in the Lease, Tenant shall at all times have access to the Premises during the Business Hours. Except as otherwise provided in the Lease, Landlord however, reserves the right to reasonably limit or regulate access to the Building and any leased premises during nights and weekends, if required, to insure security of the Building and the Park. Landlord reserves the right to exclude from the Building, at any time other than the Business Hours, all persons who do not present a pass to the Building signed by a tenant or an employee ID or key card of any tenant. Each Tenant shall be responsible for all persons for whom it issues such a pass, ID or key card and shall be liable to the Landlord for all acts of such persons. During any time other than the Business Hours, Landlord shall not be required to provide any HVAC through the central system of the Building. Such services shall be limited to the perimeter units located with Tenant's leased premises. If Tenant desires any of the services specified in Section 6(a)(2) of the Lease:
(A) at any time other than the Business Hours, or (B) on weekends or holidays, then such services shall be supplied to Tenant by using the HVAC override switch on each floor.

     19. Tenant shall not paint or install lighting or decorations, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any such painting or installation which would affect the appearance of the exterior of the Building or of any common areas of the Building.

     20. The Building is a smoke-free environment. There shall be no smoking permitted anywhere in the Building within and including common areas, bathrooms, hallways, stairwells and lobbies. Smoking is not permitted anywhere within each tenant's leased premises.

         The Landlord provides receptacles outside of each Building's rear entrance for use by those who do smoke. Smokers are requested to use the receptacles on the ground. Do not discard cigarette butts on the ground or outside the Building entrances so as to avoid an unsightly mess.

     21. When electrical wiring of any kind is introduced, it must be connected as reasonably directed by Landlord, and no stringing or cutting of wires will be allowed, except with the prior written consent of Landlord, and shall be done only by contractors approved by Landlord.

     22. Service call hours are:
         Monday - Friday
         8:30 a.m. to 5:00 p.m.
         Phone Number: 908-719-3000

         In the event of an emergency, whether plumbing, water leaks, power outage, fire, theft, etc., Landlord's maintenance department must be contacted immediately at the main telephone number 908-719-3000.

     23. The requirements of Tenant will be attended to only upon the making of an application at the office of the Building Manager. Employees of Landlord shall not perform any work for any tenant or do anything outside of their regular duties unless under special instructions from the office of Landlord. Landlord agrees to keep tenants advised at all times of how to contact the Building Manager.

     24. (a) Tenant shall not conduct, or permit any other person to conduct, any auction on its leased premises; manufacture or store goods, wares or merchandise (other than goods to be used in its leased premises) upon its leased premises, without the prior written approval of Landlord, except for the storage of usual supplies and inventory to be used by Tenant in the conduct of its business; shall not permit its leased premises to be used for gambling; shall not permit any musical instruments to be played in its leased premises; shall not permit to be played any radio, television, record or wire music in such loud manner as to disturb or annoy other tenants of the Building; or permit any unusual odors to be produced upon its leased premises. Tenant shall not occupy or permit any portion of its leased premises to be occupied as an office of public stenographer or for the possession, storage, manufacture or sale of intoxicating beverages, tobacco in any form, or as a barber or manicure shop.

          (b) No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached or hung in, or used in connection with, any window or door of the premises without the prior written consent of Landlord. Any curtains, blinds and shades must be a quality, type, design and color and attached in a manner approved by Landlord.

          (c) Canvassing,   solicitation  and  peddling   in  the  Building  are
prohibited, and each tenant shall cooperate to prevent the same.

          (d) There shall not be used in the leased premises, or the Building, either by Tenant or by others, in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and side guards.

                                    EXHIBIT I
                                    ---------

                       FORM OF TENANT ESTOPPEL CERTIFICATE
                       -----------------------------------

     The undersigned is the Tenant under the Lease (defined below) between Advance/GLB I L.L.C., a New Jersey limited liability company, as Landlord, and
the  undersigned as Tenant,  for the Premises on the             floor(s) of the
                                                     -----------
office building located at                      ,             and commonly known
                           ---------------------  -----------
as                        , and hereby certifies as follows:
   -----------------------

     1. The Lease consists of the original Lease Agreement dated as of , 199 between Tenant and Landlord ['S PREDECESSOR-IN-INTEREST] and
-----------     ---
the  following  amendments  or  modifications  thereto  (if none,  please  state
"none"):
        ------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The documents  listed above are herein  collectively  referred to as the "LEASE"
                                                                          -----
and represent the entire agreement between the parties with respect to the Premises. All capitalized terms used herein but not defined shall be given the meaning assigned to them in the Lease.

     2. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Section 1 above.

     3.  The Term  commenced on                   ,  199   and the Term expires,
                                ------------------      --
excluding any renewal options, on                       ,  200  , and Tenant has
                                  ----------------------      --
no option to purchase all or any part of the Premises or the Building or, except as expressly set forth in the Lease, any option to terminate or cancel the Lease.

     4. Tenant currently occupies the Premises described in the Lease and Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows (if none, please state "none"):
                                       -----------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     5. All monthly installments of Basic Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due
through            . The current monthly installment of Basic Rent is $        .
        -----------                                                    --------

     6. Except as set forth below, to the best of Tenant's knowledge, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and, to the best of Tenant's knowledge, Landlord is not in default thereunder. In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord thereunder.
                                .
--------------------------------

     7. Except as set forth below, as of the date hereof, to the best of Tenant's knowledge, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord and, to the best of Tenant's knowledge, no event has occurred  and no  condition  exists,  which,  with the  giving  of notice or the
passage of time, or both, will constitute a default under the Lease            .
                                                                    -----------

     8. Except as set forth below, no rental has been paid more than 30 days in advance and no security deposit has been delivered to Landlord except as
provided in the Lease.                                  .
                       ---------------------------------

     9. If Tenant is a corporation, partnership or other business entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the State of New Jersey and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

     10. To Tenant's knowledge, there are no actions pending against Tenant under any bankruptcy or similar laws of the United States or any state.

     11. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

     12. All tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

     Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord, Landlord's Mortgagee or to a prospective mortgagee or prospective purchaser, and their respective successors and assigns, and acknowledges that Landlord, Landlord's Mortgagee and/or such prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in disbursing loan advances or making a new loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of disbursing loan advances or making such loan or acquiring such property.

Executed as of             , 199  .
               ------------     --

TENANT:                                     DSET CORPORATION,
                                            a New Jersey corporation


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT K
                                    ---------

                              RIGHT OF FIRST OFFER
                              --------------------

     Subject to then-existing renewal options of other tenants, and provided no Event of Default then exists, Landlord shall, prior to offering the same to any party (other than the then-current tenant therein), first offer to lease to Tenant any space located within the Building (the "OFFER SPACE") in an "AS-IS"
                                                    ------------          -----
condition; such offer shall be in writing and specify the lease terms for the Offer Space, including the Rent to be paid for the Offer Space, the term of the lease of the Offer Space and the date on which the Offer Space shall be included in the Premises (the "OFFER NOTICE"); provided, however, that this right of
                       -------------
first offer shall not be effective until after Landlord has initially leased the entire Building. Tenant shall notify Landlord in writing whether Tenant elects to lease the Offer Space on the terms set forth in the Offer Notice, within ten
(10) days after Landlord delivers to Tenant the Offer Notice. If Tenant timely elects to lease the Offer Space, then Landlord and Tenant shall execute an amendment to this Lease, effective as of the date the Offer Space is to be included in the Premises, on the terms set forth in the Offer Notice and, to the extent not inconsistent with the Offer Notice terms, the terms of this Lease; however, Tenant shall accept the Offer Space in an "AS-IS" condition and
                                                          -----
Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements except as specifically provided in the Offer Notice. Notwithstanding the foregoing, if prior to Landlord's delivery to Tenant of the Offer Notice, Landlord has received an offer to lease all or part of the Offer Space from a third party (a "THIRD PARTY OFFER") and such Third Party Offer includes space in excess of the
 -----------------
Offer Space, Tenant must exercise its rights hereunder, if at all, as to all of the space contained in the Third Party Offer.

     If Tenant fails or is unable to timely exercise its right hereunder, then such right shall lapse, TIME BEING OF THE ESSENCE with respect to the exercise thereof, and Landlord may lease all or a portion of the Offer Space to third parties on such terms as Landlord may elect; provided, however, that if Landlord offers the Offer Space to a third party, within [one hundred eighty (180) days] of the Offer Notice, for a Basic Rent that is more than $1.00 less than the Basic Rent set forth in the Offer Notice, Landlord, prior to entering into any binding agreement with such third party, must send a notice to Tenant (the "SECOND OFFER NOTICE") specifying the revised Basic Rent amount and providing
 --------------------
Tenant with ten (10) days in which it may elect to lease the Offer Space on the terms set forth in the Offer Notice, as revised by the Second Offer Notice. If Tenant fails or is unable to timely exercise its right hereunder, then such right shall lapse, TIME BEING OF THE ESSENCE with respect to the exercise thereof, and Landlord may lease all or a portion of the Offer Space to third parties on such terms as Landlord may elect.

     Tenant may not exercise its rights under this Exhibit if an Event of Default exists or Tenant is not then occupying the entire Premises. If an Offer Notice is delivered for less than all of the Offer Space, and Tenant does not exercise its rights pursuant to this Right of First Offer, then such portion of the Offer Space shall thereafter be excluded from the provisions of this Exhibit.

     Tenant's rights under this Exhibit shall terminate if (a) this Lease or Tenant's right to possession of the Premises is terminated, (b) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises other than a Business Assignment, (c) Tenant fails to timely exercise its right under this Exhibit, time being of the essence with respect to Tenant's exercise thereof, (d) Tenant's Tangible Net Worth as of the date of the Offer Notice is less than Tenant's Tangible Net Worth as of the Date of this Lease, or
(e) less than two (2) full calendar years remain in the initial Term of this Lease or the Renewal Term, if exercised by Tenant.

                                    EXHIBIT M
                                    ---------

                            RENT ABATEMENT PROVISIONS
                            -------------------------

     The Free Rent portion of Basic Rent shall be applied during the first twelve (12) Lease Months of the Term. Commencing with the thirteenth (13th) Lease Month of the Term, Tenant shall make Basic Rent payments as otherwise provided in the Lease. Notwithstanding such abatement of the Free Rent portion of Basic Rent (a) all other sums due under the Lease, including Additional Rent and Tenant's Proportionate Share of Taxes and the Expense Estimate shall be payable as provided in the Lease, and (b) any increases in Basic Rent set forth in the Lease shall occur on the dates scheduled therefor.

     The abatement of Basic Rent provided for in this Exhibit is conditioned upon Tenant's full and timely performance of all of its obligations under the Lease. If at any time during the Term an Event of Default by Tenant occurs, then the abatement of the Free Rent portion of Basic Rent provided for in this Exhibit shall immediately become void, and Tenant shall promptly pay to Landlord, in addition to all other amounts due to Landlord under this Lease, the full amount of all of the then-accrued Free Rent portion of Basic Rent herein abated.

                                    EXHIBIT O
                                    ---------

                                     SIGNAGE
                                     -------

     On or before the date which is thirty (30) following the Date of this Lease, Landlord shall engage a consultant to design a sign on behalf of Tenant to be erected on the facade of the Building, which sign shall be highly visible from Route 22. Landlord and Tenant shall each have the right to review and approve the design and Tenant shall have the right to approve all fee estimates in advance (which approval shall not be unreasonably withheld, delayed or conditioned). The sign shall be designed, constructed and installed in accordance with all Laws and shall incorporate Tenant's logo, and other marketing identifying Tenant's business. Landlord's approval of the design therefor shall not be a representation that the design complies with any Law.

     All reasonable, out-of-pocket costs incurred by Landlord in connection with the sign, including design, construction and installation, shall be paid by Tenant.

     In addition, Landlord shall provide a directory in the main lobby of the Building identifying Tenant.

                                    EXHIBIT P
                                    ---------

                            OPERATING COSTS ESTIMATE
                            ------------------------

     Initial Expense Estimate for Tenant's Proportionate Share of Operating Costs based upon Landlord's assumption of that the Building is fully-assessed and ninety-five percent (95%) occupied. Landlord covenants that no services described below are included in more than one category of services.

--------------------------------------------------------------------------------
                 ITEM                         $ PER SQUARE FEET
--------------------------------------------------------------------------------
Electric                                            1.15
--------------------------------------------------------------------------------
Gas                                                 0.14
--------------------------------------------------------------------------------
Sewer/Water                                         0.13
--------------------------------------------------------------------------------
Janitorial (Contract & Supplies)                    0.72
--------------------------------------------------------------------------------
Window Washing                                      0.02
--------------------------------------------------------------------------------
Exterminating                                       0.01
--------------------------------------------------------------------------------
HVAC Repairs & Maintenance                          0.09
--------------------------------------------------------------------------------
Interior Repairs                                    0.03
--------------------------------------------------------------------------------
Fire & Life Safety                                  0.08
--------------------------------------------------------------------------------
Elevators                                           0.08
--------------------------------------------------------------------------------
Snow Removal                                        0.20
--------------------------------------------------------------------------------
Landscaping                                         0.31
--------------------------------------------------------------------------------
Roof                                                0.01
--------------------------------------------------------------------------------
Exterior Maintenance & Parking Lots                 0.03
--------------------------------------------------------------------------------
Refuse Removal                                      0.04
--------------------------------------------------------------------------------
Management Fee                                      0.55
--------------------------------------------------------------------------------
Insurance                                           0.20
--------------------------------------------------------------------------------
Administration & Technician Payroll                 0.65
--------------------------------------------------------------------------------
On-Site Expenses                                    0.10
--------------------------------------------------------------------------------
Equipment Lease                                     0.20
--------------------------------------------------------------------------------
Real Estate Taxes                                   2.26
--------------------------------------------------------------------------------
Total                                               7.00
--------------------------------------------------------------------------------

                                    EXHIBIT Q
                                    ---------

                           OPERATING COSTS EXCLUSIONS
                           --------------------------

1. The cost of any work performed (such as preparing a tenant's space for occupancy, including painting and decorating) or services provided (such as separately metered electricity) for any tenant (including Tenant) at such tenant's cost, or provided by Landlord without charge as an inducement to lease (such as free rent or improvement allowances).

2. The cost of correcting defects in the initial design, construction, or equipment of the Building.

3.   Salaries of Landlord's officers, partners and its headquarters staff.

4. The cost of any work performed or service provided (such as electricity) for any facility other than the Building for which fees are charged.

5. The cost of any items for which Landlord is reimbursed by condemnation awards or any other party.

6. Insurance premiums to the extent any tenant causes Landlord's existing insurance premiums to increase or requires Landlord to purchase additional insurance.

7.   Any advertising, marketing or promotional expenses.

8. Any costs representing an amount paid to a related or affiliated person of Landlord which is in excess of the amount which would have been paid in the absence of such relationship.

9. Any expenses for repairs or maintenance which are covered by warranties, guaranties or service contracts (excluding any mandatory deductibles).

10.  Franchise taxes or income taxes of Landlord.

11. Refinancing costs and mortgage interest and amortization payments or any late fees, additional interest or penalties charged to Landlord.

12. Damages based on the negligence of Landlord or its vendors, agents, contractors or other tenants.

13. Any penalty, fine or expense resulting from Landlord's violation of any governmental rule or unsuccessful defense against same.

14.  The cost of any additions to the Building, the Land or the Park.

15. The cost of abating, removing, testing for or treating any environmental condition in the Building, the Premises, the Park or the Land, except as otherwise provided in the Lease.

16. The cost of alterations and improvements to the Building or the Land by reason of the laws and requirements of any public authorities or insurance agency, except as otherwise provided in the Lease.

17.  Building "Start-up" and opening expenses.

                                   EXHIBIT R
                                   ---------

                      [CERTIFICATE OF INSURANCE GOES HERE]